UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.    )

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Impact Shares Trust I

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IMPACT SHARES TRUST I

5950 Berkshire Lane

Suite 1420

Dallas, Texas 75225

November 20, 2023

Dear Shareholder:

I am writing to inform you of an upcoming Special Meeting of Fund Shareholders (the “Meeting”). The Meeting is scheduled to be held at 10:00 a.m. Central Time on January 25, 2024, at the offices of Impact Shares Corp located at 5950 Berkshire Lane, Suite 1420, Dallas, Texas 75225.

At the Meeting, shareholders of record of Impact Shares NAACP Minority Empowerment ETF (the “Fund”) will be asked to vote for the following proposals:

(1)

approve a new investment advisory agreement between the Impact Shares Trust (the “Trust”) and Tidal Investments LLC, formerly named Toroso Investments, LLC, (“Tidal”), on behalf of the Fund (the “Tidal Advisory Agreement”);

(2)	approve an amendment to the Amended and Restated Investment Advisory Agreement between the Trust and Impact Shares Corp (“ISC”), on behalf of the Fund (the “ISC Sub-Advisory Amendment”);

ISC is currently the investment adviser to the Fund. Under this proposal, ISC would become a sub-adviser to the Fund and Tidal would be added as a party.

Implementation of the ISC Sub-Advisory Amendment is dependent upon shareholder approval of the Tidal Advisory Agreement.

In addition, shareholders of record of the Fund will be asked to vote at the Meeting for the following proposal:

(3) To transact such other business, if any, as may properly come before the Meeting.

Important News for Shareholders:

Proposed Advisory Arrangement Changes. If approved, Tidal will become the investment adviser to the Fund, and ISC will, in effect, become the sub-adviser to the Fund. Tidal will take over the management and business operations of the Fund. Tidal will also be in charge of selecting brokers and executing the Fund’s trades. The Fund will benefit from Tidal sophisticated automated systems for efficient ETF portfolio management and Tidal’s broad brokerage coverage.

The implementation of the Tidal Advisory Agreement is not expected to substantially impact the portfolio management of the Fund. Notably, there will be no changes to the Fund’s investment objective, main investment strategies, or primary risks. The unitary management fee level for the Fund will also remain unchanged. Under the ISC Sub-Advisory Amendment, ISC will act as investment sub-adviser to the Fund. The new arrangement will allow ISC to concentrate more effectively on managing the portfolios of the Fund.

Both Tidal and ISC have reassured the Board that the adoption of this new structure will not adversely impact the quality or nature of the investment advisory services provided to the Fund.

The Board of Trustees of the Trust unanimously recommends that you vote FOR each proposal for which you are eligible to vote.

Enclosed are a notice of the Meeting and a proxy statement that includes detailed information about each proposal. If you have received this mailing, you are a Fund shareholder of record as of the close of business on November 13, 2023, and you are entitled to vote at the Meeting, and any adjournment of the Meeting.

Your vote is very important to us regardless of the number of shares you own. You can vote any one of these four ways:

•	By mail with the enclosed proxy card—be sure to sign, date and return it in the enclosed postage-paid envelope;
•	Through the website listed on the proxy voting instructions enclosed;
•	By telephone using the toll-free number listed in the proxy voting instructions; or
•	In person at the shareholder meeting on January 25, 2024 at 10:00 a.m. CT.

In order to avoid the added cost of follow-up solicitations and possible adjournments, please read the enclosed proxy statement carefully and vote your shares today. You are encouraged to vote by telephone or through the Internet using the control number that appears on the enclosed proxy card. Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation. You can also vote your shares by attending the Meeting in person. If your Fund shares are held in “street name” by your broker dealer, you will need to obtain a “legal proxy” from your broker dealer and present it at the Meeting in order to vote your shares in person.

If we do not receive your vote promptly, you may be contacted by a Fund representative, who will remind you to vote your shares.

Thank you for your attention and consideration of this important matter and for your investment in the Fund. If you have questions, please call (833) 553-5068 for additional information.

Sincerely,

Ethan Powell

President

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE, SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

IMPACT SHARES TRUST I

5950 Berkshire Lane

Suite 1420

Dallas, Texas 75225

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JANUARY 25, 2024

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of the Impact Shares NAACP Minority Empowerment ETF (the “Fund”), a series of Impact Shares Trust I (the “Trust”), will be held at 10:00 a.m. Central Time on January 25, 2024, at the offices of Impact Shares Corp, located at 5950 Berkshire Lane, Suite 1420, Dallas, Texas 75225.

At the Meeting, shareholders of record of the Fund will be asked to vote on the following proposals:

(1)	approve a new investment advisory agreement between the Trust and Tidal Investments LLC (“Tidal”), on behalf of the Fund; and

(2) approve an amendment to the Amended and Restated Investment Advisory Agreement between the Trust and Impact Shares Corp (“ISC”), on behalf of the Fund.

ISC is currently the investment adviser to the Fund. Under this proposal, ISC would become a sub-adviser to the Fund and Tidal would be added as a party to the agreement.

In addition, shareholders of the Fund will be asked to vote at the Meeting for the following proposal:

(3) to transact such other business, if any, as may properly come before the Meeting.

After careful consideration, the Board of Trustees unanimously recommends that you vote “FOR” each of the proposals.

Shareholders of record of the Fund at the close of business on November 13, 2023, are entitled to notice of and to vote at the Meeting or any adjournment thereof.

All shareholders are cordially invited to attend the Meeting and vote in person. If your Fund shares are held in “street name” by your broker dealer, you will need to obtain a “legal proxy” from your broker dealer and present it at the Meeting in order to vote your shares in person. However, if you are unable to attend the Meeting, you are requested to mark, sign and date the enclosed proxy card and return it promptly in the enclosed, postage-paid envelope so that the Meeting may be held and a maximum number of shares may be voted. In addition, you can vote easily and quickly by Internet or by telephone. Your vote is important no matter how many shares you own. You may change your vote even though a proxy has already been returned by providing written notice to the Trust, by submitting a subsequent proxy by mail, Internet or telephone, or by voting in person at the Meeting.

If you should have any questions regarding the enclosed proxy material or need assistance in voting your shares, please contact your financial representative or the Trust at 844-448-3383 (844-GIVE-ETF).

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to be Held on January 25, 2024.

The proxy statement is available at https://proxyvotinginfo.com/p/NACP2024.

By Order of the Board of Trustees,

Ethan Powell
President

Dated: November 20, 2023

YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE NUMBER OF VOTES YOU HOLD. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD BE RETURNED PROMPTLY.

FOR YOUR CONVENIENCE, YOU MAY ALSO VOTE BY TELEPHONE OR INTERNET BY FOLLOWING THE ENCLOSED INSTRUCTIONS. IF YOU VOTE BY TELEPHONE OR VIA THE INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD UNLESS YOU ELECT TO CHANGE YOUR VOTE.

IMPORTANT NEWS FOR SHAREHOLDERS

While we encourage you to read the full text of the enclosed proxy statement, for your convenience here is a brief overview of the matters that require your vote as a shareholder of the Impact Shares NAACP Minority Empowerment ETF (the “Fund”), a series of Impact Shares Trust I (the “Trust”).

If proposals one and two are approved, the Fund will be managed by Tidal Investments LLC (“Tidal”) and sub-advised by Impact Shares Corp (“ISC”), whereas the Fund is currently managed by ISC. Although a different advisory structure will be used as described in greater detail herein, Tidal and ISC will manage the Fund in accordance with the same investment objective, investment strategies, policies, and risks as the Fund immediately prior to the transition. The unitary management fee level for the Fund will also remain unchanged.

The transition will allow ISC and its affiliates to focus on the day-to-day portfolio management of the Fund as sub-adviser. As of September 30, 2023, Tidal is an ETF adviser managing 137 ETFs (excluding the Fund) with over $8.5 billion in assets under management. As adviser, Tidal will oversee the management and business affairs of the Fund.

ISC recommended to the Board of Trustees of the Trust (the “Board”) that it approve the matters related to the transition because of its desire to fully focus on portfolio construction while enabling the Fund to benefit from the experience and resources of Tidal in the management of ETFs.

The Trust previously sought shareholder approval for appointing Tidal as adviser and ISC as sub-adviser to the Fund, under a proposal with a higher unitary management fee. That vote did not pass. The Trust is now re-soliciting proxies for the approval of Tidal as adviser and ISC as sub-adviser, maintaining the same unitary management fee structure as before.

QUESTIONS AND ANSWERS

Q.	Why am I being asked to vote on a new advisory agreement and an amendment to the existing advisory agreement for the Fund?

A.

The Investment Company Act of 1940, as amended (the “1940 Act”) requires that investment advisory agreements be approved by a “vote of a majority of the outstanding voting securities of a fund.” The Board has approved, subject to shareholder approval, the appointment of Tidal as the investment adviser to the Fund pursuant to a new investment advisory agreement (the “Tidal Advisory Agreement”). The Board has also approved, subject to shareholder approval, an amendment to the Amended and Restated Investment Advisory Agreement dated July 2019 (the “ISC Sub-Advisory Amendment”) whereby ISC would no longer serve as adviser to the Fund and instead would serve as sub-adviser to the Fund. That is, the ISC Sub-Advisory Amendment is, in effect, a sub-advisory agreement. See Appendix A for a discussion of the Board’s considerations in approving the Tidal Advisory Agreement and ISC Sub-Advisory Amendment.

Tidal, located at 234 West Florida Street, Suite 203, Milwaukee, Wisconsin 53204, is an SEC-registered investment adviser and a Delaware limited liability company. Tidal was founded in and has been managing investment companies since March 2012 and Tidal is dedicated to understanding, researching and managing assets within the expanding ETF universe. As of September 30, 2023, Tidal had assets under management of approximately $8.5 billion and served as the investment adviser or sub-adviser for 137 registered funds.

If approved, Tidal will assume responsibility for overseeing the management and business affairs of the Fund. Tidal will also be responsible for selecting brokers and placing the Fund’s trades. Tidal has sophisticated automated processes designed to effectively manage ETF portfolios, and Tidal has extensive brokerage coverage.

If the Tidal Advisory Agreement and the proposed amendment to the ISC Advisory Agreement are approved by shareholders of the Fund, Tidal will retain ISC to serve as sub-adviser to the Fund pursuant to the amendment to the ISC Sub-Advisory Amendment.

Implementation of the ISC Sub-Advisory Amendment for the Fund is dependent upon approval of the Tidal Advisory Agreement.

As a shareholder of the Fund, you are entitled to vote on the Tidal Advisory Agreement.

Q.	How will the Tidal Advisory Agreement affect the Management of the Fund?

A.

The Tidal Advisory Agreement should not materially affect the management of the Fund. Importantly, the Fund’s investment objective, principal investment strategies, and principal risks will not change. The unitary management fee level for the Fund will also remain unchanged. In addition, under the ISC Sub-Advisory Amendment, Tidal will delegate to ISC the responsibility to continue the day-to-day portfolio management of the Fund.

The new advisory/sub-advisory structure will enable ISC to more effectively focus on the portfolio management of the Fund. Tidal and ISC have each assured the Board that there will be no detrimental change in the nature or quality of the investment advisory services provided to the Fund.

Mr. Ethan Powell, portfolio manager for ISC, will continue to serve as portfolio manager of the Fund. In addition, Ms. Qiao Duan and Mr. Charles Ragauss will become new portfolio managers and will be primarily responsible for trading the Fund’s securities.

Q.	How will oversight of the adviser and sub-adviser change?

A.	If proposals one and two are approved, the management responsibility of the Fund will shift from (a) ISC alone, to (b) Tidal, as investment adviser of the Fund, and ISC, as sub-adviser to the Fund.

Tidal will also assume oversight responsibilities of ISC. In turn, both Tidal and ISC will be subject to the oversight of the Board of Trustees.

Q.	Will the management fee levels change?

A.	No. The unitary management fee rate of 0.49% of the Fund’s average daily net assets will remain unchanged.

In addition, the terminology used for the management fees differs slightly, but that difference will have no effect on the Fund’s fee level. The Fund’s original fee rates were based on “managed assets” and the new rates are based on “net assets.” Because the Fund is unleveraged – the rates are identical.

Q.	What will happen if the Fund’s shareholders do not approve the Tidal Advisory Agreement?

A.

If shareholders of the Fund do not approve the Tidal Advisory Agreement, ISC (the current investment adviser) has informed the Board that it may no longer be prepared to continue to provide services to the Fund. It may then be necessary for the Board to consider alternative options, including liquidating the Fund.

Q.	How will shareholders be affected if the Fund is liquidated?

A.

Liquidating the Fund could result in the sale of some portfolio holdings at disadvantageous prices. Additionally, liquidation could result in forcing shareholders to make otherwise unplanned investment reallocations.

Q.	Why am I being asked to vote on the ISC Sub-Advisory Amendment for the Fund?

A.

As discussed above, the 1940 Act requires that advisory agreements be approved by a “vote of a majority of the outstanding voting securities of a fund.” This requirement also extends to material amendments to existing investment advisory agreements. ISC has recommended to the Board that the Trust engage Tidal as investment adviser to benefit from Tidal’s extensive investment management experience as an investment adviser to ETFs that delegates portfolio selection responsibilities to investment sub-advisers. In addition, ISC believes that Tidal’s financial resources are more sustainable to provide advisory services to the Fund.

Pursuant to the ISC Sub-Advisory Amendment, ISC would retain the responsibility for the day-to-day portfolio management of the Fund as sub-adviser.

Implementation of the ISC Sub-Advisory Amendment for the Fund is dependent upon approval of the Tidal Advisory Agreement. That is, if the Fund’s shareholders do not approve the Tidal Advisory Agreement, the ISC Sub-Advisory Amendment will not become effective.

As a shareholder of the Fund, you are entitled to vote on the ISC Sub-Advisory Amendment.

Q.	How will the ISC Sub-Advisory Amendment affect me as a shareholder?

A.

The ISC Sub-Advisory Amendment should not affect you as a shareholder. The engagement of ISC as sub-adviser will enable ISC to more effectively focus on managing the Fund’s portfolio and oversee the relationships with existing and new impact partners (i.e., the non-profit organizations that have an economic and branding interest in the Fund). With the exception of Tidal’s assumption of trading responsibilities, ISC has assured the Board that there will be no change in the nature or quality of its investment advisory services provided to the Fund.

Also, while Ms. Qiao Duan and Mr. Charles Ragauss will become new portfolio managers to the Fund, Mr. Ethan Powell will continue to serve as portfolio manager of the Fund.

Q.	What happens if the Tidal Advisory Agreement is approved, but ISC Sub-Advisory Amendment is not approved?

A.

If the Tidal Advisory Agreement is approved, but the ISC Sub-Advisory Amendment is not approved by the Fund’s shareholders, the Board will consider what further action is in the best interests of the Fund and its shareholders, including potentially resubmitting the ISC Sub-Advisory Amendment to shareholders for approval, allowing Tidal to manage the Fund without a subadviser, or liquidating the Fund.

Q.	When will the proposed advisory and sub-advisory changes take effect?

A.	If approved by the Fund’s shareholders, the Tidal Advisory Agreement and new ISC Sub-Advisory Amendment would be implemented for the Fund on or about January 29, 2024.

Q.	How do the Trustees suggest that I vote?

A.

After careful consideration, the Board unanimously approved the Tidal Advisory Agreement at a meeting held on September 28, 2023, and recommends that you vote “FOR” the approval of the Tidal Advisory Agreement and ISC Sub-Advisory Amendment. The Fund’s prior Board approved the ISC Sub-Advisory Amendment at a meeting held on September 28, 2023. Please see “Appendix A - Board Considerations” for more information.

Q.	Will my vote make a difference?

A.

Yes. Every vote is important, and we encourage all shareholders to participate in the governance of the Fund no matter how many shares they own. Additionally, your immediate response on the enclosed proxy card or by telephone or Internet may help save the costs of further solicitations.

Q.	How do I place my vote?

A.	You may provide the Trust with your vote via mail, by Internet, by telephone, or in person. Please follow the enclosed instructions to utilize any of these voting methods.

Q.	Whom do I call if I have questions?

A.	If you need additional voting information, please call (833) 553-5068.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE, SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

IMPACT SHARES TRUST I

5950 Berkshire Lane

Suite 1420

Dallas, Texas 75225

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JANUARY 25, 2024

This proxy statement is being furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Impact Shares Trust I (the “Trust”) for use at the Special Meeting of Shareholders of the Impact Shares NAACP Minority Empowerment ETF (the “Fund”), a series of the Trust to be held at 10:00 a.m. Central Time on January 25, 2024, at the offices of Impact Shares Corp, located at 5950 Berkshire Lane, Suite 1420, Dallas, Texas 75225, and at any adjourned session thereof (such Special Meeting and any adjournment thereof are hereinafter referred to as the “Meeting”).

The Board has called the Meeting and is soliciting proxies from shareholders of the Fund for the proposals listed below:

(1)	approve a new investment advisory agreement between the Trust and Tidal Investments LLC (“Tidal”) (the “Tidal Advisory Agreement”), on behalf of the Fund;

(2) approve an amendment to the amended and restated investment advisory agreement between the Trust and Impact Shares Corp (“ISC”) with respect to the Fund (the “ISC Sub-Advisory Amendment”);

ISC is currently the investment adviser to the Fund. Under this proposal, ISC would become a sub-adviser to the Fund and Tidal would be added as a party to the agreement; and

(3) To transact such other business, if any, as may properly come before the Meeting.

Implementation of the ISC Sub-Advisory Amendment is dependent upon approval of the Tidal Advisory Agreement for the Fund.

Shareholders of record of the Fund at the close of business on November 13, 2023 (the “Record Date”) are entitled to vote at the Meeting. The Board unanimously recommends that shareholders vote “FOR” each proposal.

This proxy statement and the accompanying notice and proxy card are being mailed to Fund shareholders on or about November 21, 2023.

If you should have any questions regarding the enclosed proxy material or need assistance in voting your shares, please contact your financial representative or the Trust at 844-448-3383 (844-GIVE-ETF).

PROPOSAL 1: APPROVAL OF AN INVESTMENT ADVISORY AGREEMENT

Introduction

Section 15(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each written contract via which an investment adviser to an investment company (e.g., a fund) be approved by the vote of a majority of the outstanding voting securities of that fund, in order for the investment adviser to provide advisory services to that fund. Accordingly, at a meeting held on September 28, 2023, the Board, including all of the Independent Trustees, approved the proposed investment advisory agreement between the Trust, on behalf of the Fund and Tidal that will take effect upon its approval by Fund shareholders.

Tidal will assume responsibility for overseeing the management and business affairs of the Fund. In addition, Tidal will place securities (and financial instrument) trades on behalf of the Fund and select the broker-dealers to effect those trades. Tidal has extensive experience in providing such trading services. In addition, Tidal will be responsible for oversight of ISC. Likewise, Tidal has extensive experience in the oversight of investment sub-advisers.

Tidal will delegate to ISC the authority to make the decisions to purchase and sell securities in accordance with the Fund’s investment objective, policies, and restrictions.

As a whole, ISC and Tidal have assured the Board that there will be no negative change in the nature or quality of the investment advisory services provided to the Fund.

Mr. Ethan Powell, portfolio manager for ISC, will continue to serve as portfolio manager of the Fund. In addition, Ms. Qiao Duan and Mr. Charles Ragauss will become new portfolio managers and will be primarily responsible for trading the Fund’s securities.

Required Vote

Approval of the Tidal Advisory Agreement requires the affirmative vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund when a quorum is present. Under the 1940 Act, the vote of a “majority of the outstanding voting securities” of the Fund means the affirmative vote of the lesser of: (a) 67% or more of the voting securities present or represented by proxy at the Meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy at the Meeting; or (b) more than 50% of the outstanding voting securities. If the Tidal Advisory Agreement is approved by the Fund’s shareholders, the Tidal Advisory Agreement is expected to become effective on the date of the Meeting.

Description of Material Terms of the Tidal Advisory Agreement

Duration and Termination. The Tidal Advisory Agreement will remain in effect for an initial period of two years, unless sooner terminated. After the initial two-year period, continuation of the Tidal Advisory Agreement from year to year is subject to annual approval by the Board, including a majority of the Independent Trustees. The Tidal Advisory Agreement may be terminated at any time, without the payment of any penalty (i) by vote of a majority of the Board, (ii) by vote of a majority of the outstanding voting securities of the Fund, on 60 days’ written notice to Tidal, or (iii) by Tidal, on 60 days’ written notice to the Trust.

Advisory Services. Subject to the terms of the Tidal Advisory Agreement, Tidal will assume responsibility for overseeing the management and business affairs of the Fund. Tidal will place securities (and financial instrument) trades on behalf of the Fund and select the broker-dealers to effect those trades. Tidal has extensive experience in providing such trading services. In addition, Tidal will be responsible for oversight of ISC. Likewise, Tidal has extensive experience in the oversight of investment sub-advisers.

Advisory Fees. The unitary management fee level for the Fund will remain unchanged. Under a unitary management fee structure, the investment adviser bears all expenses of a fund (including transfer agency, custody, fund administration, legal, audit and other services) with limited exceptions as set forth in the advisory agreement. Under the proposed Tidal Advisory Agreement the following exceptions apply: excluding interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1under the 1940 Act, and litigation expenses, and other nonroutine or extraordinary expenses. The proposed unitary management fee for the Fund is 0.49% of the Fund’s average daily net assets.

What are the proposed fees under the Tidal Advisory Agreement? How do they differ from the Current Agreement?

Both the current investment advisory agreement between the Trust and ISC (the “Current Agreement”) and the Tidal Advisory Agreement provide for payment by the Fund to Tidal of a unitary management fee. Under the Current Agreement, the fee is calculated as a percentage of the average daily managed assets for the Fund over each month at the annual rates set forth in the table below. Under the Tidal Advisory Agreement, the fee is calculated as a percentage of the average daily net assets for the Fund over each month at the annual rates set forth in the table below:

Current Agreement*	New Advisory Agreement

0.49%	0.49%

* The Current Agreement is with ISC as investment adviser. Under the new Tidal Advisory Agreement, Tidal would serve as investment adviser to the Fund.

In addition, the terminology used for the management fees differs slightly, but that difference will have no effect on the Fund’s fee level. The Fund’s unitary fees were calculated based on “average daily managed assets,” which is defined as the average daily value of the total assets of the Fund, less all accrued liabilities of the Fund (other than the amount of any outstanding borrowings constituting financial leverage). Under the Tidal Advisory Agreement, the fee rates will be calculated based on “average daily net assets,” which is defined as the average daily value of the total assets of the Fund, less all accrued liabilities of the Fund. Because the Fund is unleveraged – the unitary fee calculations will produce identical results.

During the fiscal year ended June 30, 2023, the Fund did not pay any brokerage commissions to an affiliated broker/dealer.

The table below shows the amount of fees paid under the Current Agreement during the year ended December 31, 2022.

Fees Paid Under Current Advisory Agreement

$186,186.84

Under each of the Current Agreement, and the New Advisory Agreement, the investment adviser bears all expenses of the fund (including transfer agency, custody, fund administration, legal, audit and other services) with limited exceptions as follows:

•

New Advisory Agreement: interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1under the 1940 Act, and litigation expenses, and other nonroutine or extraordinary expenses.

•

Current Agreement: (i) distribution and service fees payable pursuant to a Rule 12b-1 plan, if any; (ii) taxes and governmental fees, if any, levied against the Fund; (iii) brokerage fees and commissions, and other portfolio transaction expenses incurred by or for the Fund; (iv) expenses of the Fund’s securities lending (if any), including any securities lending agent fees, as governed by a separate securities lending agreement; costs, including interest expenses, of borrowing money or engaging in other types of leverage financing; (v) extraordinary expenses, including extraordinary legal expenses, as may arise, including, without limitation, expenses incurred in connection with litigation, proceedings, other claims, contractual arrangements with Partner Charities and the legal obligations of the Fund to indemnify its Trustees, officers, employees, shareholders, distributors, and agents with respect thereto; and (vi) expenses of the Fund which are capitalized in accordance with generally accepted accounting principles.

Brokerage Policies. The Tidal Advisory Agreement authorizes Tidal to select the broker-dealers that will execute the purchases and sales of securities of the Fund. The Tidal Advisory Agreement directs Tidal to attempt to obtain the best net result in terms of price and execution; provided that, consistent with Section 28(e) of the Securities and Exchange Act of 1934, Tidal may allocate brokerage on behalf of the Fund to broker-dealers who provide research, analysis, advice and similar services. Further, under the Tidal Advisory Agreement, Tidal may cause the Fund to pay to any broker-dealer who provides such services a commission that exceeds the commission the Fund might have paid to a different broker-dealer for the same transaction, subject to Tidal’s compliance with Section 28(e).

For the Fund’s most recently completed fiscal year or fiscal period, it paid no commissions on portfolio brokerage transactions to brokers who may be deemed to be affiliated persons of the Fund, Tidal, ISC, or affiliated persons of such persons.

Other Provisions. The Tidal Advisory Agreement provides that Tidal shall exercise due care and diligence and use the same skill and care in providing its services as it uses in providing services to other investment companies, accounts and customers, but Tidal and its affiliates and their respective agents, control persons, directors, officers, employees, supervised persons and access persons shall not be liable for any action taken or omitted to be taken by Tidal in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties.

See Appendix B for a copy of the form of Tidal Advisory Agreement.

What will happen if Fund shareholders do not approve the Tidal Advisory Agreement?

If shareholders do not approve the Tidal Advisory Agreement for the Fund, ISC (the current investment adviser) has informed the Board that it may no longer be prepared to continue to provide services to it. It may then be necessary for the Board to consider alternative options, including liquidating the Fund.

Information about the Proposed Adviser

Tidal, located at 234 West Florida Street, Suite 203, Milwaukee, Wisconsin 53204, is an SEC-registered investment adviser and a Delaware limited liability company. Tidal was founded in and has been managing investment companies since March 2012 and Tidal is dedicated to understanding, researching and managing assets within the expanding ETF universe. As of September 30, 2023, Tidal had assets under management of approximately $8.5 billion and served as the investment adviser or sub-adviser for 103 registered funds. Under the Tidal Advisory Agreement, Tidal will assume responsibility for overseeing the management and business affairs of the Fund. Tidal will place securities (and financial instrument) trades on behalf of the Fund and select the broker-dealers to effect those trades. Tidal has extensive experience in providing such trading services. In addition, Tidal will be responsible for oversight of ISC. Likewise, Tidal has extensive experience in the oversight of investment sub-advisers.

Portfolio Manager Information

Ethan Powell, Portfolio Manager for ISC

Mr. Powell has spent over two decades in financial services, primarily working with alternative fund strategies. Ethan incorporated Impact Shares Corp in 2014 and left his previous employer to focus on building and growing Impact Shares in 2016. Additionally, Ethan serves as the Chairman of the board for a $4 billion mutual fund complex and was a finalist for 2016 mutual fund director of the year. Mr. Powell is also a principal and Chief Investment Officer at Brookmont Capital Management LLC. Previously, Mr. Powell was the Chief of Product and Strategy at Highland Capital Management Fund Adviser, L.P. In this role he was responsible for evaluating and optimizing the registered product lineup offered by Highland. Mr. Powell also served as the portfolio manager of the Highland ETFs and worked with other portfolio managers and wholesalers on the appropriate positioning of these ETF strategies in the marketplace. Prior to joining Highland in April 2007, Mr. Powell spent most of his career with Ernst & Young LLP providing audit and merger and acquisition services. Mr. Powell received an MS in Management Information Systems and a BS in Accounting from Texas A&M University. Mr. Powell has earned the right to use the Chartered Financial Analyst designation and is a licensed Certified Public Accountant.

Qiao Duan, CFA, Portfolio Manager for the Adviser

Qiao Duan serves as Portfolio Manager at the Adviser, having joined the firm in October 2020. From February 2017 to October 2020, she was an execution Portfolio Manager at Exponential ETFs, where she managed research and analysis relating to all Exponential ETF strategies. Ms. Duan previously served as a portfolio manager for the Exponential ETFs from their inception in May 2019 until October 2020. Ms. Duan received a Master of Science in Quantitative Finance and Risk Management from the University of Michigan in 2016 and a Bachelor of Science in Mathematics and Applied Mathematics from Xiamen University in 2014. She holds the CFA designation.

Charles A. Ragauss, CFA, Portfolio Manager for the Adviser

Mr. Ragauss serves as Portfolio Manager of the Adviser, having joined the Adviser in September 2020. Mr. Ragauss previously served as Chief Operating Officer and in other roles at CSat Investment Advisory, L.P. from April 2016 to September 2020. Previously, Mr. Ragauss was Assistant Vice President at Huntington National Bank (“Huntington”), where he was Product Manager for the Huntington Funds and Huntington Strategy Shares ETFs, a combined fund complex of almost $4 billion in assets under management. At Huntington, he led ETF development bringing to market some of the first actively managed ETFs. Mr. Ragauss joined Huntington in 2010. Mr. Ragauss attended Grand Valley State University where he received his Bachelor of Business Administration in Finance and International Business, as well as a minor in French. He is a member of both the National and West Michigan CFA societies and holds the CFA designation.

CFA® is a registered trademark owned by the CFA Institute.

Board Considerations in Approving the Tidal Advisory Agreement

See Appendix A for a discussion of the Board’s considerations in approving the Tidal Advisory Agreement.

The Board of Trustees unanimously recommends that Fund shareholders vote “FOR” Proposal 1.

PROPOSAL 2: APPROVAL OF ISC ADVISORY AMENDMENT

Introduction

Section 15(a) of the 1940 Act requires that each written contract via which an investment adviser (or an investment sub-adviser) to an investment company (e.g., the Fund) be approved by the vote of a majority of the outstanding voting securities of that fund, in order for the investment adviser (or investment sub-adviser) to provide advisory services to that fund. Accordingly, at a meeting held on September 28, 2023, the Board, including all of the Independent Trustees, approved the proposed amendment to the Amended and Restated Advisory Agreement (the “ISC Sub-Advisory Amendment”) between the Trust and ISC with respect to the Fund that will take effect upon its approval by Fund shareholders.

The Fund’s current Amended and Restated Investment Advisory Agreement with ISC is July 16, 2021. The ISC Advisory Amendment made nonmaterial changes to the original Investment Advisory Agreement, which was dated July 17, 2018 and accordingly was not required to be approved by shareholders. The ISC Sub-Advisory Amendment amends the current agreement and, if approved, under the terms of the ISC Sub-Advisory Amendment, ISC will provide services as an investment sub-adviser to the Fund.

The ISC Sub-Advisory Amendment will not affect you as a shareholder. ISC will remain responsible for making the decisions to purchase and sell securities in accordance with the Fund’s objective, policies, and restrictions. In addition, however, Tidal will be responsible for oversight of ISC.

As a whole, ISC and Tidal have assured the Board that there will be no adverse change in the nature or quality of the investment advisory services provided to the Fund. Further, Mr. Ethan Powell will remain a portfolio manager of the Fund.

Required Vote

Approval of the Tidal Advisory Agreement requires the affirmative vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund when a quorum is present. Under the 1940 Act, the vote of a “majority of the outstanding voting securities” of the Fund means the affirmative vote of the lesser of: (a) 67% or more of the voting securities present or represented by proxy at the Meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy at the Meeting; or (b) more than 50% of the outstanding voting securities. If the ISC Sub-Advisory Amendment is approved by the Fund’s shareholders, the ISC Sub-Advisory Amendment is expected to become effective on the date of the Meeting. Approval of the ISC Sub-Advisory Amendment is dependent upon approval of the Tidal Advisory Agreement.

Description of Material Terms of the ISC Sub-Advisory Amendment

Duration and Termination. The ISC Sub-Advisory Amendment will remain in effect for an initial period of two years, unless sooner terminated. Thereafter, continuation of the ISC Sub-Advisory Amendment from year to year is subject to annual approval by the Board, including a majority of the Independent Trustees. The ISC Sub-Advisory Amendment may be terminated at any time, without the payment of any penalty (i) by vote of a majority of the Board, (ii) by vote of a majority of the outstanding voting securities of the Fund, on 60 days’ written notice to ISC, or (iii) by ISC, on 60 days’ written notice to Tidal.

Sub-Advisory Services. Subject to the terms of the ISC Sub-Advisory Amendment, ISC will select investments for the Fund’s portfolios consistent with the Fund’s investment objective, policies, and restrictions. In addition, ISC will vote proxies for the Fund.

Sub-Advisory Fees. For its sub-advisory services to the Fund, ISC is entitled to receive a fee from Tidal, which fee is calculated daily and payable monthly, at an annual rate of 0.02% of the average daily net assets of the Fund. However, as Fund Sponsor, the Sub-Adviser may automatically waive all or a portion of its sub-advisory fee. See “Fund Sponsor” below for more information.

Brokerage Policies. Because Tidal will retain trading responsibilities under the ISC Sub-Advisory Amendment, the Board did not consider ISC’s brokerage policies.

Other Provisions. The ISC Sub-Advisory Amendment provides that ISC shall exercise due care and diligence and use the same skill and care in providing its services hereunder as it uses in providing services to other investment companies, accounts and customers, but ISC and its affiliates and their respective agents, control persons, directors, officers, employees, supervised persons and access persons shall not be liable for any action taken or omitted to be taken by the Sub-Adviser in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties.

See Appendix C for a copy the ISC Sub-Advisory Amendment.

Information about Impact Shares Corp

ISC, located at 5950 Berkshire Lane, Suite 1420, Dallas, Texas 75225, currently serves as the investment adviser to the Fund. Organized in February 2014, ISC is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

As of June 30, 2023, ISC had approximately $190 million in assets under management. ISC’s goal is to build a capital markets bridge between leading nonprofits, investors and corporate America to direct capital and social engagement on societal priorities. ISC is a tax-exempt organization under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the “Code”).

With respect to the Fund, ISC intends to continue to make charitable contributions to the Fund’s Partner Nonprofit (i.e., the NAACP) equal to the excess, if any, of ISC’s fees with respect to the Fund over ISC’s operating expenses and a reserve for working capital. ISC’s intent is to provide financial support to further the causes championed by, among others, the Partner Nonprofit. Due to the relatively small size of the Fund, ISC’s fees with respect to the Fund have not yet exceeded its related operating expenses. Accordingly, ISC has not yet made any charitable contributions from such fees. There can be no assurance that ISC’s fees with respect to the Fund will exceed operating expenses in the future.

Fund Sponsorship Arrangement

Tidal has entered into a fund sponsorship agreement with ISC pursuant to which ISC is a sponsor to the Fund. Every month, unitary management fees for the Fund are calculated and paid to Tidal, and Tidal retains a portion of the unitary management fees. After Tidal has recouped a certain level of costs, Tidal has agreed to pay ISC a portion of any remaining profits generated by the unitary management fee.

If the amount of the unitary management fees for the Fund exceeds the combination of: (i) the Fund’s operating expenses (including the sub-advisory fee payable to ISC under the ISC Sub-Advisory Amendment) and (ii) the Tidal-retained amount; that excess amount is considered “remaining profit.” In that case, once Tidal has recovered a certain level of costs Tidal will pay a portion of the remaining profits to ISC. During months when the funds generated by the unitary management fee are insufficient to cover the entire sub-advisory fee, that fee is automatically waived.

Board Considerations in Approving the ISC Sub-Advisory Amendment

See Appendix A for a discussion of the prior Board’s considerations in approving the Tidal Advisory Agreement and ISC Sub-Advisory Amendment.

The Board of Trustees unanimously recommends that Fund shareholders vote “FOR” Proposal 2.

ADDITIONAL INFORMATION

Record Date/Shareholders Entitled to Vote

The Fund is a separate series of the Trust, a Delaware statutory trust and registered investment company under the 1940 Act. The record holders of outstanding shares of the Fund are entitled to vote one vote per share (and a fractional vote per fractional share) on all matters presented at the Meeting.

Fund shareholders at the close of business on November 13, the Record Date, will be entitled to be present and vote at the Meeting. A table indicating the number of shares outstanding and entitled to vote can be found in Appendix D.

Voting and Other Matters

You should read the entire Proxy Statement before voting. If you have any questions regarding the proxy statement, please call toll-free (833) 553-5068. If you wish to participate in the Meeting, you may vote by mail, Internet or telephone, or in person. Your vote is important no matter how many shares you own. At any time before the Meeting, you may revoke or change your vote by providing written notice to the Trust, by submitting a subsequent proxy by mail, Internet or telephone, or by voting in person at the Meeting.

All proxy cards that are properly executed and received in time to be voted at the Meeting will be voted at the Meeting or any adjournment thereof according to the instructions on the proxy card. In the absence of such direction, however, the persons named in the accompanying proxy card intend to vote “FOR” the approval of the Tidal Advisory Agreement, “FOR” the approval of the ISC Sub-Advisory Amendment, and may vote at their discretion with respect to other matters not now known to the Board that may be presented at the Meeting. Attendance by a shareholder at the Meeting does not, in itself, revoke a proxy.

Method and Cost of Proxy Solicitation

The solicitation of proxies will be largely by mail, but may include telephonic, Internet or oral communication by officers and service providers of the Trust, who will not be paid for these services, and/or Morrow Sodali Fund Solutions LLC, a professional proxy solicitor (“Morrow”), that may be retained by the Trust for solicitation services for an estimated fee of $12,500, plus out-of-pocket expenses. Pursuant to this arrangement, Morrow has agreed to contact shareholders, banks, brokers, and proxy intermediaries to secure votes on the Proposals.

Payment of Proxy Expenses

Tidal will pay up to $50,000 of the expenses of the preparation, printing and mailing of this proxy statement and its enclosures and of all related solicitations. Any expenses above such amount will be split equally between Tidal and ISC. Total solicitation costs are anticipated to total $45,000.

Quorum Required

The Fund must have a quorum of shares represented at the Meeting, in person or by proxy, to take action on any matter. Under the Trust Instrument, a quorum is constituted by the presence in person or by proxy of at least one-third of the outstanding shares of the Fund or Trust (as applicable to each proposal) entitled to vote at the Meeting.

Abstentions will be counted as present for determining whether a quorum is present with respect to a particular matter; however, abstentions will have the effect of a vote AGAINST Proposal 1 and Proposal 2 and any other matter that requires the affirmative vote of the Fund’s outstanding shares for approval.

Because each proposal is considered non-routine, if a beneficial owner does not provide a vote to their broker, the broker will not be permitted to vote the shares, and such vote will not count as present for purposes of the quorum.

If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve a proposal are not received, the Secretary of the Meeting or the holders of a majority of the shares of the Fund or Trust (as applicable to each proposal) present at the Meeting in person or by proxy may adjourn the Meeting with respect to such proposal(s) to permit further solicitation of proxies.

Beneficial Ownership of Shares

To the knowledge of Trust management, as of the close of business on the Record Date, the Trustees and officers of the Trust, as a group, beneficially owned less than one percent of the Fund’s outstanding shares and less than one percent of the Trust’s outstanding shares. Although the Trust does not have information concerning the beneficial ownership of shares held in the names of DTC Participants, as of the Record Date, the name, address and percentage ownership of each DTC Participant that owned of record 5% or more of the outstanding shares of the Fund is set forth in Appendix E. Any shareholder listed in Appendix E as owning 25% or more of the outstanding shares of the Fund or Trust may be presumed to “control” (as that term is defined in the 1940 Act) the Fund or Trust, respectively. Shareholders controlling the Fund or the Trust could have the ability to vote a majority of the shares of the Fund or Trust on any matter requiring the approval of Fund or Trust shareholders, respectively. From time to time, the number of shares held in “street name” accounts of various securities brokers and dealers for the benefit of their clients may exceed 5% of the total shares outstanding of the Fund or a Trust.

Submission of Shareholder Proposals

The Trust Instrument and the Trust’s Bylaws do not provide for annual meetings of Fund shareholders, and the Trust does not currently intend to hold such meetings in the future. Shareholder proposals for inclusion in a proxy statement for any subsequent meeting of Fund shareholders must be received by the Trust a reasonable period of time prior to any such meeting.

Other Matters to Come Before the Meeting

No business other than the matter described above is expected to come before the Meeting, but should any other business properly come before the Meeting, the persons named in the enclosed proxy will vote thereon in their discretion.

Tidal and ISC Directors and Principal Executive Officers

The directors and principal executive officers of ISC and Tidal are as follows:

ISC

Name	Title	Address

Ethan Powell	President	2189 Broken Bend Ln, Frisco Texas 75036

Tidal

Name	Title	Address

Guillermo Trias	CEO, Director	234 West Florida Street, Suite 203, Milwaukee, Wisconsin 53204

Michael Venuto	CIO, Director	234 West Florida Street, Suite 203, Milwaukee, Wisconsin 53204

Daniel Carlson	CFO, Director	234 West Florida Street, Suite 203, Milwaukee, Wisconsin 53204

Michael Vostrizansky	Director	234 West Florida Street, Suite 203, Milwaukee, Wisconsin 53204

Douglas Rescho	Director	234 West Florida Street, Suite 203, Milwaukee, Wisconsin 53204

Other Service Providers

ADMINISTRATOR

Tidal ETF Services LLC (the “Administrator”), an affiliate of Tidal, the proposed investment adviser, serves as the Fund’s administrator. The Administrator is located at 234 West Florida Street, Suite 203, Milwaukee, Wisconsin 53204. Pursuant to a Fund Administration Servicing Agreement between the Trust and the Administrator, the Administrator provides the Trust with, or arranges for, administrative, compliance, and management services (other than investment advisory services) to be provided to the Trust and the Board. Pursuant to the Fund Administration Servicing Agreement, officers or employees of the Administrator serves as the Trust’s principal executive officer, principal financial officer, and chief compliance officer, the Administrator will coordinate the payment of Fund-related expenses, and the Administrator will manage the Trust’s relationships with its various service providers. As compensation for the services it provides, the Administrator will receive a fee based on the Fund’s average daily net assets, subject to a minimum annual fee. The Administrator will also be entitled to certain out-of-pocket expenses for the services mentioned above.

SUB-ADMINISTRATOR AND FUND ACCOUNTANT

SEI Investments Global Funds Services, One Freedom Valley Drive, Oaks, Pennsylvania 19456 (“SEI”) serves as the Fund’s sub-administrator and fund accountant.

Pursuant to a Fund Sub-Administration Servicing Agreement between the Administrator and SEI, and a Fund Accounting Servicing Agreement between the Trust and SEI, SEI provides the Trust with administrative and management services (other than investment advisory services), accounting services, including portfolio accounting services, tax accounting services and will furnish financial reports. In this capacity, SEI will not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Shares. As compensation for the administration, accounting and management services, the Adviser will pay SEI a fee based on the Fund’s average daily net assets, subject to a minimum annual fee. SEI will also be entitled to certain out-of-pocket expenses for the services mentioned above, including pricing expenses.

TRANSFER AGENT

The Bank of New York Mellon (“BNYM”) provides transfer agency and dividend disbursing services for the Fund. As part of these services, BNYM maintains records pertaining to the sale, redemption and transfer of Fund shares and distributes the Fund’s securities and cash distributions to shareholders.

CUSTODIAN

BNYM is the custodian for the Fund. BNYM is responsible for holding all securities, other investments and cash, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses and performing other administrative duties, all as directed by authorized persons. BYNM does not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends or payment of expenses.

Independent Registered Public Accounting Firm

Cohen & Company, Ltd., located at 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115, serves as the Fund’s independent registered public accounting firm. E&Y is responsible for auditing the annual financial statements of the Fund.

Householding

If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this proxy statement will be sent to shareholders at the same address. However, each shareholder will receive separate proxy cards. If you would like to receive a separate copy of the proxy statement, please contact your financial institution. If you currently receive multiple copies of proxy statements or shareholder reports and would like to request to receive a single copy of documents in the future, please also contact your financial institution.

Annual Report to Shareholders

A copy of the Fund’s annual report dated June 30, 2023, which covers the period from July 1, 2022 to June 30, 2023, may be obtained without charge by writing to the Fund at 5950 Berkshire Lane, Suite 1420, Dallas, Texas 75225, calling toll-free 844-GIVE-ETF (448-3383) or visiting www.impactetfs.org.

TO ENSURE THE PRESENCE OF A QUORUM AT THE SPECIAL MEETING, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

By Order of the Trustees,

Ethan Powell
President

Appendix A

Board Considerations

Board Considerations in Approving the Tidal Advisory Agreement

At a meeting held on September 28, 2023, the Trustees, including those Trustees who are not “interested persons” (as such term is defined in Section 2(a)(19) of the 1940 Act) of the Trust (such Trustees, the “Independent Trustees”), met to consider, among other things, the Tidal Advisory Agreement, pursuant to which Tidal would be engaged to provide advisory services to the Fund. The Tidal Advisory Agreement was approved at this meeting, subject to shareholder approval, for an initial two-year term.

The Nature, Extent, and Quality of the Services. In considering the Tidal Advisory Agreement, the Independent Trustees evaluated the nature, extent, and quality of the advisory services to be provided to the Fund by Tidal. They considered the terms of the Tidal Advisory Agreement and received and considered information provided by management that described, among other matters:

•

the nature and scope of the advisory and sub-advisory services to be provided to the Fund and information regarding the number, experience, qualifications and adequacy of the personnel providing those services,

•	the investment program to be used by Tidal and ISC to manage the Fund,
•	possible fall-out benefits and potential conflicts of interest,
•	anticipated brokerage practices,
•	the compliance function of Tidal, and
•	the financial resources of Tidal.

They also took into account information concerning the investment processes to be used by Tidal and ISC in managing the Fund. The Independent Trustees considered, among other matters, that Tidal will provide the Trust with office space and personnel, and, under the unitary-fee structure set forth in the Tidal Advisory Agreement, Tidal is responsible for bearing all of the Fund’s expenses, including the costs of transfer agency, custody, fund administration, legal, audit, and other services provided to the Fund, with certain noted exceptions. They also took into account the compliance and operational functions of Tidal, as well as the resources being devoted to such functions.

The Independent Trustees considered Tidal’s financial resources. The Independent Trustees considered that Tidal intended to financially support operating shortfalls for the Fund, inclusive of marketing expenses, through at least November of 2024 assuming moderate asset growth for the Fund.

The Independent Trustees concluded, within the context of their overall conclusions regarding the Tidal Advisory Agreement, that the scope of the services to be provided to the Fund under the Tidal Advisory Agreement was consistent with the Fund’s operational requirements; that Tidal has the capabilities, resources and personnel necessary to provide the advisory services required by the Fund; and that, overall, the nature, extent and quality of the services to be provided by Tidal to the Fund were sufficient to warrant approval of the Tidal Advisory Agreement.

Performance. The Independent Trustees considered that the Fund seeks investment results that, before fees and expenses, track the performance of the Fund’s underlying index and the Fund’s performance was within an acceptable level of the Fund’s underlying index. The Independent Trustees also considered that with ISC as adviser, the Fund experienced performance for the three-year period ended July 31, 2021, that was above the median for the Fund’s Morningstar Category, with the Fund ranking in the second quartile of its Morningstar Category. The Independent Trustees considered that under the Tidal Advisory Agreement, although ISC, as sub-adviser, would continue to provide the day-to-day portfolio management of the Fund, Tidal would be primarily responsible for trading the Fund’s securities.

The Independent Trustees concluded, within the context of the Independent Trustees’ overall conclusions regarding the Tidal Advisory Agreement, that the performance history for the Fund was not inconsistent with approval of the Tidal Advisory Agreement.

The Costs of the Services Provided by the Adviser and the Profits Realized by the Adviser. The Independent Trustees considered the cost of services to be provided by Tidal and the impact of the proposal on the anticipated profitability to Tidal of its arrangements with the Fund.

The Independent Trustees recognized that Tidal should, in the abstract, be entitled to earn a reasonable level of profit for the services provided and to be provided to the Fund, and that it is difficult to make comparisons of profitability from advisory contracts because comparative information is not generally available and is affected by numerous factors, including the structure of the particular adviser, the types and sizes of funds it manages, its business mix, numerous assumptions about cost allocations and Tidal’s capital structure and cost of capital.

The Independent Trustees also considered the compensation payable by Tidal to ISC for sub-advisory services with respect to the Fund, including the portion of the contractual fee rate that is to be paid to ISC, as compared to the compensation to be paid to Tidal. The Independent Trustees concluded that, at current assets levels, the expected profitability was not excessive and supported the approval of the Tidal Advisory Agreement.

Fees and Other Expenses. The Independent Trustees considered the unitary management fee to be paid by the Fund to Tidal, as well as the Fund’s distribution and service (Rule 12b-1) plan, “other expenses” and total expenses. In doing so, the Independent Trustees reviewed information provided by Tidal comparing the proposed unitary management fee rate of the Fund to a group of peers selected by Morningstar as mission-aligned comparables for the Fund. The Independent Trustees noted that the proposed fee rate of 0.49% of the Fund’s average daily net assets was equal to the Fund’s current unitary management fee.

The Board noted that an advisory agreement with Tidal with respect to the Fund was approved by the Board in November 2023, subject to shareholder approval, with a proposed unitary management fee rate of 0.75% of the Fund’s average daily net assets, the same unitary management fee rate at the Fund’s inception. The Board also noted that Tidal subsequently proposed that the Board approve the Tidal Advisory Agreement at the Fund’s current unitary management fee rate (0.49% of the Fund’s average daily net assets) following the failure of the proposal that shareholders approve an advisory agreement with Tidal at the unitary management fee rate of 0.75% of the Fund’s average daily net assets.

Based on this and other information, the Independent Trustees concluded, within the context of their overall conclusions regarding the Tidal Advisory Agreement that the fees and expenses to be charged represented reasonable compensation to Tidal in light of the services provided and to be provided to the Fund.

Possible Fall-Out Benefits. The Independent Trustees considered information regarding the direct and indirect benefits to Tidal from its relationship with the Fund, including reputational and other “fall out” benefits. The Independent Trustees considered the receipt of these benefits in light of Tidal’s estimated profitability, and concluded that such benefits were not excessive.

Possible Economies of Scale. The Independent Trustees considered the extent to which Tidal may realize economies of scale or other efficiencies in managing and supporting the Fund. The Independent Trustees considered that the Fund did not have any breakpoints in its fee arrangement with Tidal or Tidal’s fee arrangement with ISC. The Independent Trustees concluded that the Fund’s overall fee arrangements represent an appropriate sharing at the present time between Fund shareholders and Tidal of any economies of scale or other efficiencies in the management of the Fund.

Based on the factors described above, the Independent Trustees concluded that the approval of the Tidal Advisory Agreement was in the best interests of the Fund and should be approved.

Board Considerations in Approving the Tidal Advisory Agreement and ISC Sub-Advisory Amendment in connection with a Prior Shareholder Meeting

At meetings held on May 24, 2023, June 5, 2023, and June 12, 2023, the Trustees, including the Independent Trustees,1 met to consider, among other things, an advisory agreement between the Trust and Tidal pursuant to which Tidal would be engaged to provide advisory services to the Fund (the “Initial Advisory Agreement”) and the ISC Sub-Advisory Amendment pursuant to which ISC would serve as a sub-adviser the Fund and adding Tidal as a party. The Initial Advisory Agreement and the ISC Sub-Advisory Amendment (together, the “New Investment Advisory Arrangements”) were approved at a meeting held on June 12, 2023, subject to shareholder approval, for an initial two-year term. 2

1 On August 31, 2023, shareholders of the Trust elected four new members of the Board, replacing two Independent Trustees. As such, the considerations of the Board at its meeting on June 12, 2023 reflect those of the Board as then constituted.

2 As discussed above under “Board Considerations in Approving the Tidal Advisory Agreement,” shareholder approval was not obtained for the Initial Advisory Agreement and the Tidal Advisory Agreement was subsequently approved by the Board at its meeting held on September 28, 2022, subject to shareholder approval. The Initial Advisory Agreement is not proposed for shareholder approval at the Meeting.

The Nature, Extent, and Quality of the Services. In considering the New Investment Advisory Arrangements, the Independent Trustees evaluated the nature, extent, and quality of the advisory services to be provided to the Fund by Tidal and ISC. They considered the terms of the New Investment Advisory Arrangements and received and considered information provided by management that described, among other matters:

•

the nature and scope of the advisory and sub-advisory services to be provided to the Fund and information regarding the number, experience, qualifications and adequacy of the personnel providing those services,

•	the investment program to be used by Tidal and ISC to manage the Fund,
•	possible fall-out benefits and potential conflicts of interest,
•	anticipated brokerage practices,
•	the compliance functions of the Tidal and ISC, and
•	the financial resources of the Tidal and ISC.

They also took into account information concerning the investment processes to be used by Tidal and ISC in managing the Fund. The Independent Trustees considered, among other matters, that Tidal will provide the Trust with office space and personnel, and, under the unitary-fee structure set forth in the Initial Advisory Agreement, Tidal is responsible for bearing all of the Fund’s expenses, including the costs of transfer agency, custody, fund administration, legal, audit, and other services provided to the Fund, with certain noted exceptions. They also took into account the compliance and operational functions of Tidal and ISC, as well as the resources being devoted by each to such functions.

The Independent Trustees considered Tidal’s financial resources. The Independent Trustees also noted that ISC had limited personnel and financial resources and considered that Tidal intended to financially support operating shortfalls for the Fund, inclusive of marketing expenses, through at least April of 2024 assuming both moderate asset growth for the Fund and the proposed increase in the unitary management fee under the Initial Advisory Agreement.

The Independent Trustees concluded, within the context of their overall conclusions regarding the New Investment Advisory Arrangements, that the scope of the services to be provided to the Fund under the New Investment Advisory Arrangements was consistent with the Fund’s operational requirements; that each of Tidal and ISC has the capabilities, resources and personnel necessary to provide the advisory services required by the Fund; and that, overall, the nature, extent and quality of the services to be provided by Tidal and ISC to the Fund were sufficient to warrant approval of the New Investment Advisory Arrangements.

Performance. The Independent Trustees considered that the Fund seeks investment results that, before fees and expenses, track the performance of the Fund’s underlying index and the Fund’s performance was within an acceptable level of the Fund’s underlying index. The Independent Trustees also considered that with ISC as adviser, the Fund experienced performance for the three-year period ended March 31, 2023, that was above the median for the Fund’s Morningstar category, with the Fund ranking in the second quartile of its Morningstar category. The Independent Trustees considered that under the New Investment Advisory Arrangements, ISC, as sub-adviser, would continue to provide the day-to-day portfolio management of the Fund.

The Independent Trustees concluded, within the context of the Independent Trustees’ overall conclusions regarding New Investment Advisory Arrangements, that the performance history for the Fund was not inconsistent with approval of the New Investment Advisory Arrangements.

The Costs of the Services Provided by the Adviser and the Profits Realized by the Adviser. The Independent Trustees considered the cost of services provided and to be provided by Tidal and ISC and the impact of the proposals on the anticipated profitability to Tidal and ISC of their arrangements with the Fund.

The Independent Trustees recognized that Tidal should, in the abstract, be entitled to earn a reasonable level of profit for the services provided and to be provided to the Fund, and that it is difficult to make comparisons of profitability from advisory contracts because comparative information is not generally available and is affected by numerous factors, including the structure of the particular adviser, the types and sizes of funds it manages, its business mix, numerous assumptions about cost allocations and Tidal’s capital structure and cost of capital.

The Independent Trustees also considered the compensation payable by Tidal to ISC for sub-advisory services with respect to the Fund, including the portion of the contractual fee rate that is to be paid to ISC, as compared to the compensation to be paid to Tidal. The Independent Trustees also considered that ISC, unlike Tidal, is a 501(c)(3) nonprofit and that ISC expects to utilize any net profits from the Fund to first to repay the outstanding accounts payable, second to pay any of its own operating expenses and finally, if there are sufficient funds available, to make a charitable contribution to its impact partners. The Independent Trustees considered it was unlikely that the fees paid to ISC by the Fund would significantly exceed the ISC’s cost of providing services to the Fund in the near term, and concluded that, even if any such excess were to be analyzed as though it were profit to ISC, the expected “profitability” was not excessive and supported the approval of the New Investment Advisory Arrangements.

Fees and Other Expenses. The Independent Trustees considered the unitary management fee paid by the Fund to Tidal, as well as the Fund’s distribution and service (Rule 12b-1) plan, “other expenses” and total expenses. In doing so, the Independent Trustees reviewed information provided by ISC comparing the unitary management fee of the Fund (current and as proposed under the Initial Advisory Agreement) to the advisory or unitary fee and expense ratio of those mission aligned comparable ETFs in a universe constructed by Morningstar Direct. Based on this and other information, the Independent Trustees concluded, within the context of their overall conclusions regarding the Investment Advisory Agreements, that the fees and expenses to be charged represented reasonable compensation to Tidal in light of the services provided and to be provided to the Fund.

Possible Fall-Out Benefits. The Independent Trustees considered information regarding the direct and indirect benefits to each of Tidal and ISC from its relationship with the Fund, including reputational and other “fall out” benefits. The Independent Trustees considered the receipt of these benefits in light of Tidal’s and ISC’s estimated profitability, and concluded that such benefits were not excessive.

Possible Economies of Scale. The Independent Trustees considered the extent to which Tidal and ISC may realize economies of scale or other efficiencies in managing and supporting the Fund. The Independent Trustees considered that the Fund did not have any breakpoints in its fee arrangement with Tidal or Tidal’s fee arrangement with ISC. The Independent Trustees concluded that the Fund’s overall fee arrangements represent an appropriate sharing at the present time between Fund shareholders and Tidal of any economies of scale or other efficiencies in the management of the Fund.

Based on the factors described above, the Independent Trustees concluded that the approval of the New Investment Advisory Arrangements was in the best interests of the Fund and should be approved.

Appendix B

FORM OF

TIDAL INVESTMENT ADVISORY AGREEMENT

INVESTMENT ADVISORY AGREEMENT

This Investment Advisory Agreement (the “Agreement”) is made as of [Month/Day], [Year], by and between Impact Shares Trust I, a Delaware statutory trust (the “Trust”), on behalf of each series of the Trust listed on Schedule A attached hereto, as may be amended from time to time (each, a “Fund” and collectively, the “Funds”), and Tidal Investments LLC, a Delaware limited liability company (the “Adviser”).

BACKGROUND

A.

The Trust has been organized and operates as an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and engages in the business of investing and reinvesting Fund assets in securities and other investments. Each Fund is a series of the Trust having separate assets and liabilities.

B.	The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and engages in the business of providing investment advisory services.

C.	The Trust has selected the Adviser to serve as the investment adviser for each Fund listed on Schedule A.

TERMS

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the sufficiency of which is hereby acknowledged, and each of the parties hereto intending to be legally bound, it is agreed as follows:

1.	Advisory Services.

1.1.

The Trust, on behalf of each Fund, hereby appoints the Adviser to manage the investment and reinvestment of such Fund’s assets, subject to the supervision and oversight of the Trust’s Board of Trustees (the “Board”) and the officers of the Trust, for the period and on the terms hereinafter set forth. The Adviser hereby accepts such appointment and agrees during such period to render the services and assume the obligations herein set forth for the compensation herein provided.

1.2.

The Adviser shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized, have no authority to act for or to represent the Trust or a Fund in any way, or in any way be deemed an agent of the Trust or a Fund. The Adviser shall determine, from time to time, what securities (and other financial instruments) shall be purchased for each Fund, what securities (and other financial instruments) shall be held, exchanged or sold by each Fund and what portion of each Fund’s assets shall be held uninvested in cash, subject always to the provisions of the Trust’s Agreement and Declaration of Trust, By-Laws and each Fund’s prospectus and statement of additional information each, as may be amended from time to time, as set forth in the Trust’s registration statement on Form N-1A (the “Registration Statement”) under the 1940 Act, and under the Securities Act of 1933, as amended (the “1933 Act”), covering Fund shares, as filed with the U.S. Securities and Exchange Commission (the “SEC”), and to the investment objectives, policies and restrictions of each Fund, as shall be from time to time in effect, and such other limitations, policies and procedures as the Board may reasonably impose from time to time and provide in writing to the Adviser (the “Investment Policies”). To carry out such obligations, the Adviser shall exercise full discretion and act for each Fund in the same manner and with the same force and effect as each Fund itself might or could do with respect to purchases, sales or other transactions, as well as with respect to all other such things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

1.3.

No reference in this Agreement to the Adviser having full discretionary authority over each Fund’s investments shall in any way limit the right of the Board, in its sole discretion, to establish or revise policies in connection with the management of a Fund’s assets or to otherwise exercise its right to control the overall management of the Trust and each Fund. The Adviser acknowledges that the Board retains ultimate authority over each Fund and may take any and all actions necessary and reasonable to protect the interests of Fund shareholders.

2.         Selection of Sub-Adviser(s). The Adviser shall have the authority hereunder to engage, terminate and replace one or more sub-advisers, including an affiliated person (as defined under the 1940 Act) of the Adviser (each, a “Sub-Adviser”), for each Fund referenced in Schedule A to perform some or all of the services for which the Adviser is responsible pursuant to this Agreement.

The Adviser shall supervise the activities of the Sub-Adviser(s), and the retention of a Sub-Adviser by the Adviser shall not relieve the Adviser of its responsibilities under this Agreement. Any such Sub-Adviser shall be registered and in good standing with the SEC and capable of performing its sub-advisory duties pursuant to a sub-advisory agreement approved by the Board and, except as otherwise permitted by the 1940 Act or by rule, regulation or Order of the SEC, a vote of a majority of the outstanding voting securities of the applicable Fund. The Adviser will compensate each Sub-Adviser for its services to each applicable Fund.

3.	Representations of the Adviser.

3.1.	The Adviser shall use its best judgment and efforts in rendering the advice and services to each Fund as contemplated by this Agreement.

3.2.

The Adviser maintains errors and omissions insurance coverage in an appropriate amount and shall provide prior written notice to the Trust (i) of any material changes in its insurance policies or insurance coverage; or (ii) if any material claims will be made on its insurance policies. Furthermore, the Adviser shall upon reasonable request provide the Trust with any information it may reasonably require concerning the amount of or scope of such insurance.

3.3.

The Adviser shall implement and maintain a business continuity plan and policies and procedures reasonably designed to prevent, detect and respond to cybersecurity threats and to implement such internal controls and other safeguards with a goal of safeguarding each Fund’s confidential information and the nonpublic personal information of Fund shareholders. The Adviser shall promptly notify the Trust upon the Adviser’s discovery of any material violations or breaches of such policies and procedures.

3.4.

None of the Adviser, its affiliates, or any officer, manager, partner or employee of the Adviser or its affiliates is subject to any event set forth in Section 9 of the 1940 Act that would disqualify the Adviser from acting as an investment adviser to an investment company under the 1940 Act. The Adviser will promptly notify the Trust upon its discovery of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser to an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

3.5.

The Adviser will not engage in any futures transactions, options on futures transactions or transactions in other commodity interests on behalf of a Fund prior to the Adviser becoming registered or filing a notice of exemption on behalf of the Fund with the National Futures Association.

4.          Compliance. The Adviser agrees to comply with the requirements of the 1940 Act, the Advisers Act, the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Commodity Exchange Act and the respective rules and regulations thereunder, as applicable, and any exemptive relief therefrom, as well as with all other applicable federal and state laws, rules, regulations and case law that relate to the services and relationships described hereunder and to the conduct of its business as a registered investment adviser and to maintain all licenses and registrations necessary to perform its duties hereunder in good order. The Adviser also agrees to comply with the objectives, policies and restrictions set forth in the Registration Statement, as amended or supplemented, of the Fund(s), and with any policies, guidelines, instructions and procedures approved by the Board and provided to the Adviser, and with any requirements applicable to the Fund of any national securities exchange on which the Fund’s shares are listed. In selecting each Fund’s portfolio securities and performing the Adviser’s obligations hereunder, the Adviser shall cause each Fund to comply with the diversification and source of income requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company if the Fund has elected to be treated as a regulated investment company under the Code. The Adviser shall maintain compliance procedures that it reasonably believes are adequate to ensure its compliance with the foregoing. No supervisory activity undertaken by the Board shall limit the Adviser’s full responsibility for any of the foregoing.

5.          Proxy Voting. The Board has the authority to determine how proxies with respect to securities that are held by each Fund shall be voted, and the Board has initially determined to delegate the authority and responsibility to vote proxies for each Fund’s securities to the Adviser. So long as proxy voting authority for a Fund has been delegated to the Adviser, the Adviser shall exercise its proxy voting responsibilities. The Adviser shall carry out such responsibility in accordance with any instructions that the Board shall provide from time to time, and at all times in a manner consistent with Rule 206(4)-6 under the Advisers Act and its fiduciary responsibilities to the Trust. The Adviser shall provide periodic reports and keep records relating to proxy voting as the Board may reasonably request or as may be necessary for each Fund to comply with the 1940 Act and other applicable law. Any such delegation of proxy voting responsibility to the Adviser may be revoked or modified by the Board at any time. The Trust acknowledges and agrees that the Adviser may delegate its responsibility to vote proxies for a Fund to the Fund’s Sub-Adviser(s).

6.	Brokerage.

6.1.

The Adviser shall arrange for the placing and execution of Fund orders for the purchase and sale of portfolio securities with broker-dealers. Subject to seeking the best price and execution reasonably available, the Adviser is authorized to place orders for the purchase and sale of portfolio securities for a Fund with such broker-dealers as it may select from time to time. Subject to Section 6.2 below, the Adviser is also authorized to place transactions with brokers who provide research or statistical information or analyses to such Fund, to the Adviser, or to any other client for which the Adviser provides investment advisory services. The Adviser also agrees that it will cooperate with the Trust to allocate brokerage transactions to brokers or dealers who provide benefits directly to a particular Fund; provided, however, that such allocation comports with applicable law including, without limitation, Rule 12b-1(h) under the 1940 Act.

6.2.

Notwithstanding the provisions of Section 6.1 above and subject to such policies and procedures as may be adopted by the Board and officers of the Trust and consistent with Section 28(e) of the 1934 Act, the Adviser is authorized to cause a Fund to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where the Adviser has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities with respect to such Fund and to other funds or clients for which the Adviser exercises investment discretion.

6.3.

The Adviser is authorized to direct portfolio transactions to a broker that is an affiliated person of the Adviser, any Sub-Adviser or a Fund in accordance with such standards and procedures as may be approved by the Board in accordance with Rule 17e-1 under the 1940 Act, or other rules or guidance promulgated by the SEC. Any transaction placed with an affiliated broker must (i) be placed at best execution, and (ii) may not be a principal transaction.

6.4.

The Adviser is authorized to aggregate or “bunch” purchase or sale orders for a Fund with orders for various other clients when it believes that such action is in the best interests of such Fund and all other such clients. In such an event, allocation of the securities purchased or sold will be made by the Adviser in accordance with the Adviser’s written policy.

7.	Records/Reports.

7.1.

Recordkeeping. The Adviser shall not be responsible for the provision of administrative, bookkeeping or accounting services to each Fund, except as otherwise provided herein or as may be necessary for the Adviser to supply to the Trust, including the Trust’s chief compliance officer (the “Chief Compliance Officer”), or the Board the information required to be supplied under this Agreement.

7.2.

The Adviser shall maintain separate books and detailed records of all matters pertaining to Fund assets advised by the Adviser required by Rule 31a-1 under the 1940 Act (other than those records being maintained by any administrator, sub-administrator, custodian or transfer agent appointed by the Trust) relating to its responsibilities provided hereunder with respect to the Fund(s) and other such records as may be required by law including, but not limited to, Rule 31a-4 of the 1940 Act, and shall preserve such records for the periods and in a manner prescribed therefore by Rule 31a-2 under the 1940 Act, or other applicable provisions of the 1940 Act (the “Fund Books and Records”). The Fund Books and Records shall be available to the Board and the Chief Compliance Officer at any time upon request, shall be delivered to the Trust upon the termination of this Agreement and shall be available without delay during any day the Trust is open for business.

7.3.

Holdings Information and Pricing. The Adviser shall provide regular reports regarding Fund holdings, and shall furnish the Trust and the Board from time to time with whatever information the Adviser, or the Board believes is appropriate for this purpose. The Adviser agrees to provide such valuation reports and pricing information, of which the Adviser is aware, that the Board shall require in connection with the Board’s responsibilities under Rule 2a-5, to the Trust, the Board, and/or any Fund pricing agent to assist in the determination of the fair value of any Fund holdings for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Trust’s valuation procedures.

7.4.

Cooperation with Agents of the Trust. The Adviser agrees to cooperate with and provide reasonable assistance to the Trust, the Chief Compliance Officer, any Trust custodian or foreign sub-custodians, any Trust pricing agents and all other agents and representatives of the Trust, such information with respect to each Fund as they may reasonably request from time to time in the performance of their obligations, provide prompt responses to reasonable requests made by such persons and establish appropriate interfaces with each so as to promote the efficient exchange of information and compliance with applicable laws and regulations.

7.5.

Information and Reporting. The Adviser shall provide the Trust and its respective officers with such periodic reports concerning the obligations the Adviser has assumed under this Agreement as the Trust may from time to time reasonably request.

7.6.

Notification of Breach/Compliance Reports. The Adviser shall promptly notify the Trust of (i) any material failure to manage any Fund in accordance with its investment objectives and policies or any applicable law; or (ii) any material breach of any of a Fund’s or the Adviser’s policies, guidelines or procedures. The Adviser agrees to correct any such failure promptly and to take any action that the Board may reasonably request in connection with any such breach. Upon request, the Adviser shall also provide the officers of the Trust with supporting certifications in connection with such certifications of Fund financial statements and the Trust’s disclosure controls and procedures adopted pursuant to the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), and the implementing regulations adopted thereunder, and agrees to inform the Trust of any material development related to a Fund that the Adviser reasonably believes is relevant to the Fund’s certification obligations under the Sarbanes-Oxley Act. The Adviser will promptly notify the Trust in the event (i) the Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust (excluding class action suits in which a Fund is a member of the plaintiff class by reason of the Fund’s ownership of shares in the defendant) or the compliance by the Adviser with the federal or state securities laws or (ii) an actual change in control of the Adviser resulting in an “assignment” (as defined in the 1940 Act) has occurred or is otherwise proposed to occur.

7.7.

Board and Filings Information. The Adviser will also provide the Trust with any information reasonably requested regarding its management of the Fund(s) required for any meeting of the Board, or for any shareholder report, amended registration statement, proxy statement, or prospectus supplement to be filed by the Trust with the SEC. The Adviser will make its officers and employees available to meet with the Board from time to time on reasonable notice to review its investment management services to the Fund(s) in light of current and prospective economic and market conditions and shall furnish to the Board such information as may reasonably be requested by the Board under Section 15(c) of the 1940 Act in order for the Board to evaluate this Agreement or any proposed amendments thereto.

7.8.

Transaction Information. The Adviser shall furnish to the Trust such information concerning portfolio transactions as may be necessary to enable the Trust, the Chief Compliance Officer or their designated agents to perform such compliance testing on each Fund and the Adviser’s services as the Trust or its Chief Compliance Officer may determine to be appropriate. The provision of such information by the Adviser to the Trust or its designated agent in no way relieves the Adviser of its own responsibilities under this Agreement.

8.         Code of Ethics. The Adviser has adopted a written code of ethics that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act, which it will provide to the Trust. The Adviser shall ensure that its Access Persons (as defined in the Adviser’s Code of Ethics) comply in all material respects with the Adviser’s Code of Ethics, as in effect from time to time. Upon request, the Adviser shall provide the Trust with (i) a copy of the Adviser’s current Code of Ethics, as in effect from time to time, and (ii) a certification that it has adopted procedures reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by the Adviser’s Code of Ethics. Annually, the Adviser shall furnish a written report, which complies with the requirements of Rule 17j-1, concerning the Adviser’s Code of Ethics to the Trust. The Adviser shall respond to requests for information from the Trust as to violations of the Code of Ethics by Access Persons and the sanctions imposed by the Adviser. The Adviser shall immediately notify the Trust of any material violation of the Code of Ethics, whether or not such violation relates to a security held by any Fund.

9.         Members and Employees. Members and employees of the Adviser may be trustees, officers or employees of the Trust.

10.       Custody. Nothing in this Agreement shall permit the Adviser to take or receive physical possession of cash, securities or other investments of a Fund.

11.       Unitary Fee. During the term of this Agreement, the Adviser shall bear its own costs of providing services under this Agreement. The Adviser agrees to pay all expenses incurred by the Trust and each Fund (except for advisory fees payable to the Adviser under this Agreement) pursuant to this Agreement, excluding interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, and litigation expenses, and other non-routine or extraordinary expenses.

12.	Compensation.

12.1.

As compensation for the services to be rendered to the Fund(s) by the Adviser under the provisions of this Agreement, the Trust, on behalf of each Fund, shall pay to the Adviser from a Fund’s assets an annual advisory fee equal to the amount of the daily average net assets of such Fund shown on Schedule A attached hereto, payable on a monthly basis.

12.2.

The initial fee under this Agreement shall be payable on the first business day of the first month following the effective date of this Agreement with respect to a Fund and shall be prorated as set forth below. If this Agreement is terminated with respect to a Fund prior to the end of any calendar month, the advisory fee shall be prorated for the portion of any month in which this Agreement is in effect according to the proportion which the number of calendar days, during which the Agreement is in effect, bears to the number of calendar days in the month, and shall be payable within 30 days after the date of termination.

12.3.	The Adviser shall look exclusively to the assets of each Fund for payment of that Fund’s advisory fee.

12.4.	The Adviser may voluntarily or contractually waive the Adviser’s own advisory fee.

13.          Non-Exclusivity. The services to be rendered by the Adviser to the Trust on behalf of a Fund under the provisions of this Agreement are not to be deemed to be exclusive, and the Adviser shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby. Without limiting the foregoing, the Adviser, its members, employees and agents may engage in other businesses, may render investment advisory services to other investment companies, or to any other corporation, association, firm, entity or individual, and may render underwriting services to the Trust on behalf of a Fund or to any other investment company, corporation, association, firm, entity or individual. Likewise, the Trust may from time to time employ other individuals or entities to furnish other separate series of the Trust with the services provided for herein.

14.	Liability and Standard of Care.

14.1.

The Adviser shall exercise due care and diligence and use the same skill and care in providing its services hereunder as it uses in providing services to other investment companies, accounts and customers, but the Adviser and its affiliates and their respective agents, control persons, directors, officers, employees, supervised persons and access persons shall not be liable for any action taken or omitted to be taken by the Adviser in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties. Notwithstanding the foregoing, federal securities laws and certain state laws impose liabilities under certain circumstances on persons who have acted in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any right which the Trust, a Fund or any shareholder of a Fund may have under any federal securities law or state law the applicability of which is not permitted to be contractually waived.

14.2.

The Adviser shall indemnify the Trust, each Fund and each of their respective affiliates, agents, control persons, directors, members of the Board, officers, employees and shareholders (the “Adviser Indemnified Parties”) against, and hold them harmless from, any costs, expense, claim, loss, liability, judgment, fine, settlement or damage (including reasonable legal and other expenses) (collectively, “Losses”) arising out of any claim, demands, actions, suits or proceedings (civil, criminal, administrative or investigative) asserted or threatened to be asserted by any third party (collectively, “Proceedings”) in so far as such Loss (or actions with respect thereto) arises out of or is based upon (i) any material misstatement or omission of a material fact in information regarding the Adviser furnished to the Trust by the Adviser for use in the Registration Statement, proxy materials or reports filed with the SEC; or (ii) the willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties of the Adviser in the performance of its duties under this Agreement (collectively, “Adviser Disabling Conduct”).

14.3.

The Trust shall indemnify and hold harmless the Adviser and its members, trustees, officers and employees of the other party (any such person, an “Adviser Indemnified Party”) against any Losses arising out of any Proceedings in so far as such Loss or actions with respect thereto, arise out of, or is based upon the Trust’s performance or non-performance of any duties under this Agreement; provided, however, that nothing herein shall be deemed to protect any Adviser Indemnified Party against any portion of liability that is attributable to Adviser Disabling Conduct.

14.4.

Notwithstanding anything to the contrary contained herein, the Adviser, its affiliates and their respective agents, control persons, directors, partners, officers, employees, supervised persons and access persons shall not be liable to, nor shall they have any indemnity obligation to, the Trust, its officers, directors, agents, employees, controlling persons or shareholders or to a Fund or any Fund shareholders for: (i) any material misstatement or omission of a material fact in a Fund’s Registration

Statement, proxy materials or reports filed with the SEC, unless and to the extent such material misstatement or omission was made in reliance upon, and is consistent with, the information furnished to the Trust by the Adviser specifically for use therein; (ii) any action taken or failure to act in good faith reliance upon (A) information, instructions or requests, whether oral or written, with respect to a Fund made to the Adviser by a duly authorized officer of the Trust who is not an affiliated person of the Adviser or any affiliated person of the Adviser; (B) the advice of counsel to the Trust; or (C) any written instruction of the Board; provided, however, that the limitations on the Adviser’s liability and indemnification obligations described in (i) through (ii) above shall not apply with respect to, and to the extent, any portion of liability is attributable to Adviser Disabling Conduct.

14.5.

The Adviser shall not be deemed by virtue of this Agreement to have made any representation or warranty that any level of investment performance or level of investment results, either relative or absolute, will be achieved.

14.6.	For the avoidance of doubt, neither Fund shareholders nor the members of the Board shall be personally liable under this Agreement.

15.	Term/Approval/Amendments.

15.1.

This Agreement shall become effective with respect to a Fund as of the date of commencement of operations of the Fund if approved by (i) the Board, including a majority of the Trustees who are not parties to this Agreement or interested persons of such party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval (or in another manner permitted by the 1940 Act or pursuant to exemptive relief therefrom); and (ii) the vote of a majority of the outstanding voting securities of a Fund (to the extent required under the 1940 Act). It shall continue in effect with respect to the Fund for an initial period of two years thereafter, and may be renewed annually thereafter only so long as such renewal and continuance is specifically approved as required by the 1940 Act (currently, at least annually by the Board or by vote of a majority of the outstanding voting securities of a Fund and only if the terms and the renewal hereof have been approved by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, or in another manner permitted by the 1940 Act or pursuant to exemptive relief therefrom).

15.2.

No material amendment to this Agreement shall be effective unless the terms thereof have been approved as required by the 1940 Act (currently, by the vote of a majority of the outstanding voting securities of a Fund unless such shareholder approval would not be required under applicable interpretations by the staff of the SEC, and by the vote of a majority of Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval or in another manner permitted by the 1940 Act or pursuant to exemptive relief therefrom). The modification of any of the non-material terms of this Agreement may be approved by the vote, cast in person at a meeting called for such purpose or in another manner permitted by the 1940 Act or pursuant to exemptive relief therefrom, of a majority of the Independent Trustees.

15.3.	In connection with such renewal or amendment, the Adviser shall furnish such information as may be reasonably necessary for the Board to evaluate the terms of this Agreement and any amendment thereto.

15.4.

Notwithstanding the foregoing, this Agreement may be terminated by the Trust at any time, without the payment of a penalty, on sixty days’ written notice to the Adviser of the Trust’s intention to do so, pursuant to action by the Board or pursuant to a vote of a majority of the outstanding voting securities of a Fund. The Adviser may terminate this Agreement at any time, without the payment of penalty, on sixty days’ written notice to the Trust of its intention to do so. Upon termination of this Agreement, the obligations of all the parties hereunder shall cease and terminate as of the date of such termination, except for any obligation to respond for a breach of this Agreement committed prior to such termination, and except for the obligation of the Trust, on behalf of each Fund, to pay to the Adviser the fee provided in Section 12.

15.5.

This Agreement shall automatically terminate in the event of its assignment (as defined in Section 2(a)(4) of the 1940 Act) unless the parties hereto, by agreement, obtain an exemption from the SEC from the provisions of the 1940 Act pertaining to the subject matter of this subsection. If the Adviser enters into a definitive agreement that would result in an assignment (as defined in Section 2(a)(4) of the 1940 Act) of this Agreement by the Adviser, the Adviser agrees to give the Trust the lesser of sixty days’ written notice and such notice as is reasonably practicable before consummating the transaction.

16.	Use of the Adviser’s Name.

16.1.

The parties agree that the name of the Adviser, any Sub-Adviser, the names of any affiliates of the Adviser or a Sub-Adviser and any derivative or logo or trademark or service mark or trade name are the valuable property of the

Adviser, the Sub-Adviser, or their respective affiliates, as applicable. The Trust shall have the right to use such name(s), derivatives, logos, trademarks or service marks or trade names only with the prior written approval of the Adviser, which approval shall not be unreasonably withheld or delayed so long as this Agreement is in effect.

16.2.

Upon termination of this Agreement, the Trust shall forthwith cease to use such name(s), derivatives, logos, trademarks or service marks or trade names identified in section 16.1 above. If the Trust makes any unauthorized use of the Adviser’s or any Sub-Adviser’s names, derivatives, logos, trademarks or service marks or trade names, the parties acknowledge that the Adviser and/or Sub-Adviser(s) shall suffer irreparable harm for which monetary damages may be inadequate and thus, the Adviser shall be entitled to injunctive relief, as well as any other remedy available under law.

17.           Nonpublic Personal Information. Notwithstanding any provision herein to the contrary, the Adviser agrees on behalf of itself and its managers, members, shareholders, officers, and employees (1) to treat confidentially and as proprietary information of the Trust (a) all records and other information relative to each Fund’s prior, present, or potential shareholders (and clients of said shareholders) and (b) any Nonpublic Personal Information, as defined under Section 248.3(t) of Regulation S-P (“Regulation S-P”), promulgated under the Gramm-Leach-Bliley Act (the “G-L-B Act”), and (2) except after prior notification to and approval in writing by the Trust, not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, or as otherwise permitted by Regulation S-P or the G-L-B Act, and if in compliance therewith, the privacy policies adopted by the Trust and communicated in writing to the Adviser. Such written approval shall not be unreasonably withheld by the Trust and may not be withheld where the Adviser may be exposed to civil or criminal contempt or other proceedings for failure to comply after being requested to divulge such information by duly constituted authorities.

18.         Anti-Money Laundering Compliance. The Adviser acknowledges that, in compliance with the Bank Secrecy Act, as amended, the USA PATRIOT Act, and any implementing regulations thereunder (together, “AML Laws”), the Trust has adopted an Anti-Money Laundering Policy. The Adviser agrees to comply with the Trust’s Anti-Money Laundering Policy and the AML Laws, to the extent the same may apply to the Adviser, now and in the future. The Adviser further agrees to provide to the Trust, the Trust’s administrator, sub-administrator and/or the Trust’s anti-money laundering compliance officer such reports, certifications and contractual assurances as may be reasonably requested by the Trust. The Trust may disclose information regarding the Adviser to governmental and/or regulatory or self-regulatory authorities to the extent required by applicable law or regulation and may file reports with such authorities as may be required by applicable law or regulation.

19.         Successors. This Agreement shall extend to and bind the heirs, executors, administrators and successors of the parties hereto.

20.         Meanings. For the purposes of this Agreement, the terms “vote of a majority of the outstanding voting securities,” “interested persons” and “assignment” shall have the meaning defined in the 1940 Act or the rules promulgated thereunder; subject, however, to such exemptions as may be granted by the SEC under the 1940 Act or any interpretations of the SEC staff.

21.         Entire Agreement and Amendments. This Agreement represents the entire agreement among the parties with regard to the investment management matters described herein and may not be added to or changed orally and may not be modified or rescinded except by a writing signed by the parties hereto except as otherwise noted herein.

22.         Enforceability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. Where the effect of a requirement of the 1940 Act reflected in or contemplated by any provisions of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

23.         Limited Recourse. The parties to this Agreement acknowledge and agree that all litigation arising hereunder, whether direct or indirect, and of any and every nature whatsoever shall be satisfied solely out of the assets of the affected Fund and that no Trustee, officer or holder of shares of beneficial interest of the Fund shall be personally liable for any of the foregoing liabilities. The Trust’s Certificate of Trust, as amended from time to time, is on file in the Office of the Secretary of State of the State of Delaware. Such Certificate of Trust and the Trust’s Agreement and Declaration of Trust describe in detail the respective responsibilities and limitations on liability of the Trustees, officers, and holders of shares of beneficial interest.

24.         Jurisdiction. This Agreement shall be governed by and construed in accordance with the substantive laws of the state of Delaware and the Adviser consents to the jurisdiction of courts, both state or federal, in Delaware, with respect to any dispute under this Agreement.

25.       Paragraph Headings. The headings of paragraphs contained in this Agreement are provided for convenience only, form no part of this Agreement and shall not affect its construction.

26.      Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

27.       No Third Party Beneficiaries. This Agreement is not intended and shall not convey any rights, privileges, claims or remedies to any person other than a party to this Agreement and its respective successors and permitted assigns.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have this Agreement to be executed by their duly authorized officers on the day and year first written above.

IMPACT SHARES TRUST I

On behalf of each series listed on Schedule A attached hereto

By:
Name:	Ethan Powell
Title:	President

TIDAL INVESTMENTS LLC

By:
Name:	Daniel H. Carlson
Title:	Chief Financial Officer

Schedule A

to the

Investment Advisory Agreement

by and between

Impact Shares Trust I

and

Tidal Investments LLC

Fund Name	Advisory Fee

Impact Shares NAACP Minority Empowerment ETF	0.49%

Appendix C

SECOND AMENDMENT TO

AMENDED AND RESTATED INVESTMENT ADVISORY AGREEMENT

This second amendment to the Amended and Restated Investment Advisory Agreement dated as of July 16, 2021 by and between Impact Shares Corp, a Texas nonprofit corporation (“Impact Shares” or the “Sub-Adviser”), and Impact Shares Trust I, a Delaware statutory trust (the “Trust”), on behalf of its series listed on Schedule A attached hereto and made a part hereof, as such Schedule A may be amended from time to time (each, a “Fund” and collectively, the “Funds”) is made this      day of                         , 2023.

WHEREAS, the Board of Trustees of the Trust has approved an investment advisory agreement with Tidal Investments LLC, a Delaware limited liability company (“Tidal” or the “Adviser”) under which Tidal will, subject to shareholder approval of such agreement in accordance with the Investment Company Act of 1940, as amended, (the “1940 Act”) serve as investment adviser to the Funds; and

WHEREAS, Tidal desires to retain Impact Shares to act as sub-adviser to the Funds, and the Board of Trustees of the Trust has approved, subject to shareholder approval in accordance with the 1940 Act, this first amendment to the Agreement to make Tidal a party thereto and to have the terms set forth below.

NOW, THEREFORE, the undersigned parties hereby agree to amend the Agreement to replace the terms thereof and to read as follows:

A.                Tidal is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and engages in the business of providing investment advisory services.

B.                Tidal has entered into an Investment Advisory Agreement dated                         , 20     (the “Primary Investment Advisory Agreement”) with the Trust, an open-end management investment company registered under the 1940 Act, on behalf of each Fund.

C.                Impact Shares is registered as an investment adviser under the Advisers Act and engages in the business of providing investment advisory services.

D.                The Primary Investment Advisory Agreement contemplates that Tidal may appoint one or more sub-advisers to perform some or all of the services for which the Tidal is responsible.

E.                 Subject to the terms of this Agreement, Impact Shares is willing to furnish such services to Tidal and each Fund.

TERMS

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the sufficiency of which is hereby acknowledged, and each of the parties hereto intending to be legally bound, it is agreed as follows:

1.                 Appointment of the Sub-Adviser. The Adviser hereby appoints the Sub-Adviser to act as an investment adviser for each Fund, subject to the supervision and oversight of the Adviser and the Board of Trustees of the Trust (the “Board”), and in accordance with the terms and conditions of this Agreement. The Sub-Adviser will be an independent contractor and will have no authority to act for or represent the Trust or the Adviser in any way or otherwise be deemed an agent of the Trust or the Adviser except as expressly authorized in this Agreement or another writing by the Trust, the Adviser and the Sub-Adviser. The Sub-Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided.

2.                  Sub-Advisory Services. The Sub-Adviser shall have full discretionary authority for portfolio investment decisions for a Fund (or each portion of a Fund’s assets allocated to the Sub-Adviser by the Adviser), including determining, from time to time, what securities (and other financial instruments) shall be purchased for the Fund, what securities (and other financial instruments) shall be held, exchanged or sold by the Fund, and what portion of the Fund’s assets shall be held uninvested in cash, subject always to the provisions of the Trust’s Agreement and Declaration of Trust, By-Laws and each Fund’s prospectus and statement of additional information as set forth in the Trust’s registration statement on Form N-1A (the “Registration Statement”) under the 1940 Act, and under the Securities Act of 1933, as amended (the “1933 Act”), covering Fund shares, as filed with the U.S. Securities and Exchange Commission (the “SEC”), and to the investment objectives, policies and restrictions of each Fund, as shall be from time to time in effect, and such other limitations, policies and procedures as the Board or the Adviser may reasonably impose from time to time and provide in writing to the Sub-Adviser (the “Investment Policies”). No reference in this Agreement to the Sub-Adviser having full discretionary authority over each Fund’s portfolio investment decisions shall in any way limit the right of the Board or the Adviser to establish or revise policies in connection with the management of a Fund’s assets or to otherwise exercise its right to control the overall management of the Trust and each Fund.

The scope of the Sub-Adviser’s authority for trading portfolio securities (and other financial instruments) for a Fund, including selecting broker-dealers to execute purchase and sale transactions (“trading authority”), shall initially be as set forth on Schedule A hereto (which may differ by Fund). The Adviser may revise the scope of the Sub-Adviser’s trading authority upon the provision of at least 30 days’ written notice to the Sub-Adviser. Absent the Sub-Adviser’s provision of written notice declining such change, such a change shall be effective as of the later of the end of such 30-day period or the date set forth in such notice.

If Schedule A indicates “partially discretionary” trading authority, initially, the Adviser shall retain discretionary trading authority for a mutually agreed subset of the Fund’s portfolio investments (the “Subset”), and the Sub-Adviser shall be responsible for providing non-discretionary trading recommendations to the Adviser with respect to the Subset (in accordance with the applicable terms of the “non-discretionary” trading authority paragraph below). In addition, the Sub-Adviser shall have full discretionary trading authority for the remaining portion of the Fund’s portfolio (in accordance with the applicable terms of the “discretionary” trading authority paragraph below).

If Schedule A indicates “fully discretionary” trading authority, initially, the Sub-Adviser shall exercise full trading authority for a Fund with respect to purchases, sales or other transactions, as well as with respect to all other such things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

If Schedule A indicates “non-discretionary” trading authority, initially, the Sub-Adviser shall be responsible for promptly informing the Adviser (or another investment sub-advisory firm designated by the Adviser (herein, a “Trading Adviser”)) of portfolio investment decisions for a Fund in writing pursuant to mutually agreed notification protocols. In turn, the parties understand and acknowledge that the Adviser or the Trading Adviser, as the case may be, will fully rely on such notifications to effect the security (and other financial instrument) trading execution for each Fund’s portfolio investments. Additionally, the Adviser and the Trading Adviser, as the case may be, has full discretionary authority to select broker-dealers to effect the trading execution for a Fund’s portfolio investments. In the event the Adviser or the Trading Adviser desire clarification on a particular Sub-Adviser notification, the Adviser or the Trading Adviser, as the case may be, will seek guidance from the Sub-Adviser prior to executing any transaction in question.

In any case (e.g., non-discretionary, partial discretion, or full discretion), the Adviser may retain such discretionary authority as it deems appropriate for effecting in-kind and other transactions of Fund portfolio investments vis-à-vis “creation units.”

Regardless of the scope of the Sub-Adviser’s trading authority, the Sub-Adviser acknowledges that the Board retains ultimate authority over each Fund and may take any and all actions necessary and reasonable to protect the interests of Fund shareholders.

3.	Representations of the Sub-Adviser.

3.1.

The Sub-Adviser has all requisite power and authority to enter into and perform its obligations under this Agreement, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement.

3.2.	The Sub-Adviser is registered as an investment adviser under the Advisers Act and has provided its current Form ADV, including the firm brochure and applicable brochure supplements to the Adviser.

3.3.

The Sub-Adviser maintains errors and omissions insurance coverage in an appropriate amount and shall provide prior written notice to the Adviser and the Trust (i) of any material changes in its insurance policies or insurance coverage or (ii) if any material claims will be made on its insurance policies. Furthermore, the Sub-Adviser shall upon reasonable request provide the Adviser and the Trust with any information they may reasonably require concerning the amount of or scope of such insurance.

3.4.

None of the Sub-Adviser, its affiliates, or any officer, director or employee of the Sub-Adviser or its affiliates is subject to any event set forth in Section 9 of the 1940 Act that would disqualify the Sub-Adviser from acting as an investment adviser to an investment company under the 1940 Act. The Sub-Adviser will promptly notify the Adviser and the Trust upon the Sub-Adviser’s discovery of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

3.5.

The Sub-Adviser has adopted and implemented written policies and procedures, as required by Rule 206(4)-7 under the Advisers Act, which are reasonably designed to prevent violations of federal securities laws by the Sub-Adviser, its employees, officers, and agents. Upon reasonable notice to and reasonable request, the Sub-Adviser shall provide the Adviser and the Trust with access to the records relating to such policies and procedures as they relate to the Funds. The Sub-Adviser will also provide, at the reasonable request of the Adviser or the Trust, periodic certifications, in a form reasonably acceptable to the Adviser or the Trust, attesting to such written policies and procedures.

3.6.

The Sub-Adviser shall implement and maintain a business continuity plan and policies and procedures reasonably designed to prevent, detect and respond to cybersecurity threats and to implement such internal controls and other safeguards as the Sub-Adviser reasonably believes are necessary to protect each Fund’s confidential information and the nonpublic personal information of Fund shareholders. The Sub-Adviser shall promptly notify the Adviser and the Trust of any material violations or breaches of such policies and procedures.

3.7.

To the extent the Sub-Adviser is exercising “discretionary” trading authority, if any, the Sub-Adviser will not engage in any futures transactions, options on futures transactions or transactions in other commodity interests on behalf of a Fund prior to the Sub-Adviser becoming registered or filing a notice of exemption on behalf of the Fund with the National Futures Association (the “NFA”). To the extent the Sub-Adviser has “non-discretionary” trading authority, the Sub-Adviser will not recommend that a Fund engage in any futures transactions, options on futures transactions or transactions in other commodity interests prior to both the Sub-Adviser and the Adviser (or the Trading Adviser, as the case may be) becoming registered or filing a notice of exemption on behalf of the Fund with the NFA.

3.8.	The Sub-Adviser agrees to provide reasonable assistance with the liquidity classifications required under each Fund’s liquidity risk management program.

4.	Representations of the Adviser.

4.1.

The Adviser has all requisite power and authority to enter into and perform its obligations under this Agreement, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement.

4.2.

The Adviser is registered as an investment adviser under the Advisers Act. None of the Adviser, its affiliates, or any officer, manager, partner or employee of the Adviser or its affiliates is subject to any event set forth in Section 9 of the 1940 Act that would disqualify the Adviser from acting as an investment adviser to an investment company under the 1940 Act. The Adviser will promptly notify the Sub-Adviser upon the Adviser’s discovery of an occurrence of any event that would disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise. The Adviser agrees to comply with the requirements of the 1940 Act, the Advisers Act, the 1933 Act, the Securities Exchange Act of 1934, as amended, the Commodity Exchange Act and the rules and regulations thereunder, as applicable, as well all other applicable federal and state laws, rules, regulations and case law that relate to the Adviser’s services described hereunder and the to the conduct of its business as a registered investment adviser and to maintain all licenses and registrations necessary to perform its duties hereunder in good order. The Adviser shall maintain compliance procedures that it reasonably believes are adequate to ensure its compliance with the foregoing.

4.3.	The Adviser has the authority under the Primary Investment Advisory Agreement to appoint the Sub-Adviser.

4.4.	The Adviser further represents and warrants that it has received a copy of the Sub-Adviser’s current Form ADV.

4.5.

The Adviser has provided the Sub-Adviser with each Fund’s most current prospectus and statement of additional information contained in the Trust’s registration statement and the Investment Policies, as in effect from time to time. The Adviser shall promptly furnish to the Sub-Adviser copies of all material amendments or supplements to the foregoing documents.

4.6.

The Adviser or its delegate will provide timely information to the Sub-Adviser regarding such matters as inflows to and outflows from each Fund and the cash requirements of, and cash available for investment in, the Fund.

4.7.

The Adviser or its delegate will timely provide the Sub-Adviser with copies of monthly accounting statements for each Fund, and such other information as may be reasonably necessary or appropriate in order for the Sub-Adviser to perform its responsibilities hereunder.

5.          Compliance. The Sub-Adviser agrees to comply with the requirements of the 1940 Act, the Advisers Act, the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Commodity Exchange Act and the respective rules and regulations thereunder, as applicable, as well as with all other applicable federal and state laws, rules, regulations and case law that relate to the services and relationships described hereunder and to the conduct of its business as a registered investment adviser and to maintain all licenses and registrations necessary to perform its duties hereunder in good order. The Sub-Adviser also agrees to comply with the objectives, policies and restrictions set forth in the Registration Statement, as amended or supplemented, of the Funds, and with any policies, guidelines, instructions and procedures approved by the Board or the Adviser and provided to the

Sub-Adviser. In selecting each Fund’s portfolio investments and performing the Sub-Adviser’s obligations hereunder, the Sub-Adviser shall cause each Fund to comply with the diversification and source of income requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company if the Fund has elected to be treated as a regulated investment company under the Code. The Sub-Adviser shall maintain compliance procedures that it reasonably believes are adequate to ensure its compliance with the foregoing. No supervisory activity undertaken by the Board or the Adviser shall limit the Sub-Adviser’s full responsibility for any of the foregoing.

6.            Proxy Voting. The Board has the authority to determine how proxies with respect to securities that are held by the Funds shall be voted, and the Board has initially determined to delegate the authority and responsibility to vote proxies for each Fund’s portfolio investments to the Adviser with the authority to delegate such responsibility to sub-advisers.

To carry out such proxy voting obligations, the Sub-Adviser shall initially have the proxy voting authority, if any, as set forth on Schedule A hereto (which may differ by Fund). The Adviser may revise the scope of the Sub-Adviser’s proxy voting authority upon the provision of at least 30 days’ written notice to the Sub-Adviser. Absent the Sub-Adviser’s provision of written notice to the Adviser declining such change, such a change shall be effective as of the later of the end of such 30-day period or the date set forth in such notice.

If Schedule A indicates “full” proxy voting authority, initially, the Adviser hereby delegates such proxy voting authority for a Fund to the Sub-Adviser, subject to the approval of such Fund’s Board. So long as proxy voting authority for a Fund has been delegated to the Sub-Adviser, the Sub-Adviser shall exercise its proxy voting responsibilities. The Sub-Adviser shall carry out such responsibility in accordance with any instructions that the Board or the Adviser shall provide from time to time, and at all times in a manner consistent with Rule 206(4)-6 under the Advisers Act and its fiduciary responsibilities to the Trust. The Sub-Adviser shall provide periodic reports and keep records relating to proxy voting as the Board or the Adviser may reasonably request or as may be necessary for the Funds to comply with the 1940 Act and other applicable law. Any such delegation of proxy voting authority to the Sub-Adviser may be revoked or modified by the Adviser or the Board at any time.

If Schedule A indicates “advisory” proxy voting authority, initially, the Sub-Adviser shall provide the Adviser, via a mutually agreed upon methodology, the Sub-Adviser’s recommendations with respect to how to vote proxies with respect to all or a sub-set of a Fund’s proxies. Notwithstanding such recommendations, the Adviser shall retain full proxy voting authority to decide how to vote all such proxies.

If Schedule A indicates “none” with respect to proxy voting authority, the Sub-Adviser shall have no proxy voting authority or responsibilities with respect to a Fund’s proxy voting obligations.

7.           Brokerage. As described above in Section 2, the Adviser may delegate full trading authority to the Sub-Adviser, delegate shared (or partial) trading authority to the Sub-Adviser, or the Adviser may retain full trading authority (and, in that case, delegate no such authority to the Sub-Adviser). If Schedule A indicates “fully discretionary” trading authority, initially, the Sub-Adviser shall have the trading authority set forth below in this Section 7 (Brokerage) for a Fund’s entire portfolio. If Schedule A indicates “partially discretionary” trading authority, initially, the Sub-Adviser shall have no trading authority with respect to the Subset, but shall have the authority set forth below in this Section 7 (Brokerage) for the remaining portion of a Fund’s portfolio. Finally, if Schedule A indicates “non-discretionary” trading authority, initially, the Sub-Adviser will have no trading authority or responsibilities under this Agreement (for a Fund), nor any authority to place or execute securities transactions on behalf of such Fund.

7.1.

The Sub-Adviser shall arrange for the placing and execution Fund orders for the purchase and sale of portfolio securities with broker-dealers. Subject to seeking the best price and execution reasonably available, the Sub-Adviser is authorized to place orders for the purchase and sale of portfolio securities for a Fund with such broker-dealers as it may select from time to time. Subject to Section 7.2 below, the Sub-Adviser is also authorized to place transactions with brokers who provide research or statistical information or analyses to such Fund, to the Sub-Adviser, or to any other client for which the Sub-Adviser provides investment advisory services. The Sub-Adviser also agrees that it will cooperate with the Trust and the Adviser to allocate brokerage transactions to brokers or dealers who provide benefits directly to a particular Fund; provided, however, that such allocation comports with applicable law including, without limitation, Rule 12b-1(h) under the 1940 Act.

7.2.

Notwithstanding the provisions of Section 7.1 above and subject to such policies and procedures as may be adopted by the Board and officers of the Trust or the direction of the Adviser and consistent with Section 28(e) of the 1934 Act, the Sub-Adviser is authorized to cause a Fund to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where the Sub-Adviser has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Sub-Adviser’s overall responsibilities with respect to such Fund and to other funds or clients for which the Sub-Adviser exercises investment discretion.

7.3.

The Sub-Adviser is authorized to direct portfolio transactions to a broker that is an affiliated person of the Adviser, the Sub-Adviser, or a Fund in accordance with such standards and procedures as may be approved by the Board in accordance with Rule 17e-1 under the 1940 Act, or other rules or guidance promulgated by the SEC. Any transaction placed with an affiliated broker must (i) be placed at best execution, and (ii) may not be a principal transaction.

7.4.

The Sub-Adviser is authorized to aggregate or “bunch” purchase or sale orders for a Fund with orders for various other clients when it believes that such action is in the best interests of such Fund and all other such clients. In such an event, allocation of the securities purchased or sold will be made by the Sub-Adviser in accordance with the Sub-Adviser’s written policy.

8.	Records/Reports.

8.1.

Recordkeeping. The Sub-Adviser shall not be responsible for the provision of administrative, bookkeeping or accounting services to the Funds, except as otherwise provided herein or as may be necessary for the Sub-Adviser to supply to the Adviser, the Board or the Trust’s chief compliance officer (the “Chief Compliance Officer”) the information required to be supplied under this Agreement.

8.2.

The Sub-Adviser shall maintain separate books and detailed records of all matters pertaining to Fund assets advised by the Sub-Adviser required by Rule 31a-1 under the 1940 Act (other than those records being maintained by any administrator, sub-administrator, custodian or transfer agent appointed by the Funds) relating to its responsibilities provided hereunder with respect to the Funds, and shall preserve such records for the periods and in a manner prescribed therefore by Rule 31a-2 under the 1940 Act (the “Funds’ Books and Records”). The Funds’ Books and Records shall be available to the Adviser, the Board and the Chief Compliance Officer at any time upon request, shall be delivered to the Adviser upon the termination of this Agreement and shall be available without delay during any day the Adviser is open for business.

8.3.

Holdings Information and Pricing. The Sub-Adviser shall provide regular reports regarding Fund holdings, and shall, on its own initiative, furnish the Adviser and the Board from time to time with whatever information the Sub-Adviser believes is appropriate for this purpose. The Sub-Adviser agrees to immediately notify the Adviser if the Sub-Adviser reasonably believes that the value of any security held by a Fund may not reflect its fair value. The Sub-Adviser agrees to provide any pricing information of which the Sub-Adviser is aware to the Trust, the Board, the Adviser and/or any Fund pricing agent to assist in the determination of the fair value of any Fund holdings for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Trust’s valuation procedures for the purpose of calculating each Fund’s net asset value in accordance with procedures and methods established by the Board.

8.4.

Cooperation with Agents of the Trust. The Sub-Adviser agrees to cooperate with and provide reasonable assistance to the Adviser, the Trust, the Chief Compliance Officer, any Trust custodian or foreign sub-custodians, any Trust pricing agents and all other agents and representatives of the Trust, such information with respect to the Funds as they may reasonably request from time to time in the performance of their obligations, provide prompt responses to reasonable requests made by such persons and establish appropriate interfaces with each so as to promote the efficient exchange of information and compliance with applicable laws and regulations.

8.5.

Information and Reporting. The Sub-Adviser shall provide the Adviser and the Trust, and its respective officers, with such periodic reports concerning the obligations the Sub-Adviser has assumed under this Agreement as the Board or the Adviser may from time to time reasonably request.

8.6.

Notification of Breach/Compliance Reports. The Sub-Adviser shall notify the Adviser immediately upon detection of (i) any material failure to manage any Fund in accordance with its investment objectives and policies or any applicable law; or (ii) any material breach of any of the Funds’ or the Sub-Adviser’s policies, guidelines or procedures. The Sub-Adviser agrees to correct any such failure promptly and to take any action that the Adviser or the Board may reasonably request in connection with any such breach. Upon request, the Sub-Adviser shall also provide the officers of the Trust with supporting certifications in connection with such certifications of Fund financial statements and the Trust’s disclosure controls adopted pursuant to the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), and the

implementing regulations adopted thereunder, and agrees to inform the Trust of any material development related to a Fund that the Adviser reasonably believes is relevant to the Fund’s certification obligations under the Sarbanes-Oxley Act. The Sub-Adviser will promptly notify the Adviser in the event (i) the Sub-Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust or the Adviser (excluding class action suits in which a Fund is a member of the plaintiff class by reason of the Fund’s ownership of shares in the defendant) or the compliance by the Sub-Adviser with the federal or state securities laws or (ii) an actual change in control of the Sub-Adviser resulting in an “assignment” (as defined in the 1940 Act) has occurred or is otherwise proposed to occur.

8.7.

Board and Filings Information. The Sub-Adviser will also provide the Adviser and the Board with any information reasonably requested regarding its management of the Funds required for any meeting of the Board, or for any shareholder report, amended registration statement, proxy statement, or prospectus supplement to be filed by the Trust with the SEC. The Sub-Adviser will make its officers and employees available to meet with the Board from time to time on reasonable notice to review its investment management services to the Funds in light of current and prospective economic and market conditions and shall furnish to the Board such information as may reasonably be requested by the Board under Section 15(c) of the 1940 Act in order for the Board to evaluate this Agreement or any proposed amendments thereto.

8.8.

Transaction Information. The Sub-Adviser shall furnish to the Adviser, the Board or a designee such information concerning portfolio transactions as may be necessary to enable the Adviser, the Board or a designated agent to perform such compliance testing on the Funds and the Sub-Adviser’s services as the Adviser may, in its sole discretion, determine to be appropriate. The provision of such information by the Sub-Adviser to the Adviser, the Board or a designated agent in no way relieves the Sub-Adviser of its own responsibilities under this Agreement.

9.             Code of Ethics. The Sub-Adviser has adopted a written code of ethics that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act, which it will provide to the Adviser and Trust. The Sub-Adviser shall ensure that its Access Persons (as defined in the Sub-Adviser’s Code of Ethics) comply in all material respects with the Sub-Adviser’s Code of Ethics, as in effect from time to time. Upon request, the Sub-Adviser shall provide the Adviser and the Trust with a copy of the Sub-Adviser’s current Code of Ethics, as in effect from time to time. The Sub-Adviser certifies that it has adopted procedures reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by the Sub-Adviser’s Code of Ethics. Annually, the Sub-Adviser shall furnish a written report, which complies with the requirements of Rule 17j-1, concerning the Sub-Adviser’s Code of Ethics to the Adviser and Trust. The Sub-Adviser shall respond to requests for information from the Adviser and the Trust as to violations of the Code of Ethics by Access Persons and the sanctions imposed by the Sub-Adviser. The Sub-Adviser shall immediately notify the Adviser of any material violation of the Code of Ethics, whether or not such violation relates to a security held by any Fund.

10.           Members and Employees. Members and employees of the Sub-Adviser may be trustees, officers or employees of the Trust.

11.           Custody. Nothing in this Agreement shall permit the Sub-Adviser to take or receive physical possession of cash, securities or other investments of a Fund.

12.	Compensation.

12.1.

Sub-Advisory Fee. During the term of this Agreement, the Sub-Adviser shall bear its own costs of providing services under this Agreement. The Adviser agrees to pay to the Sub-Adviser or its designated paying agent, an annual sub-advisory fee equal to the amount of the daily average net assets of each Fund shown on Schedule A attached hereto, payable on a monthly basis.

12.2.

The initial fee under this Agreement shall be payable on the first business day of the first month following the effective date of this Agreement with respect to a Fund and shall be prorated as set forth below. If this Agreement is terminated with respect to a Fund prior to the end of any calendar month, the sub-advisory fee shall be prorated for the portion of any month in which this Agreement is in effect according to the proportion which the number of calendar days, during which the Agreement is in effect, bears to the number of calendar days in the month, and shall be payable within 30 days after the date of termination.

12.3.	The Sub-Adviser shall look exclusively to the Adviser for payment of the sub-advisory fee.

13.           Non-Exclusivity. The services to be rendered by the Sub-Adviser under the provisions of this Agreement are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby. Without limiting the foregoing, the Sub-Adviser, its members, employees and agents may engage in other businesses, may render investment advisory services to other investment companies, or to any other corporation, association, firm, entity or individual, and may render underwriting services to the Trust on behalf of a Fund or to any other investment company, corporation, association, firm, entity or individual.

14.	Liability and Standard of Care.

14.1.

The Sub-Adviser shall exercise due care and diligence and use the same skill and care in providing its services hereunder as it uses in providing services to other investment companies, accounts and customers, but the Sub-Adviser and its affiliates and their respective agents, control persons, directors, officers, employees, supervised persons and access persons shall not be liable for any action taken or omitted to be taken by the Sub-Adviser in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties. Notwithstanding the foregoing, federal securities laws and certain state laws impose liabilities under certain circumstances on persons who have acted in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any right which the Trust, a Fund or any shareholder of a Fund may have under any federal securities law or state law the applicability of which is not permitted to be contractually waived. In addition, to the extent the Sub-Adviser is acting under this Agreement with “non-discretionary” trading authority or “partially discretionary” trading authority, the Sub-Adviser will be liable for Losses (defined below) caused by the Sub-Adviser’s provision of a securities (or other financial instrument) purchase or sale recommendation to the Adviser or the Trading Adviser, but for which the Sub-Adviser failed to: (i) correctly identify one or more securities and/or financial instruments for purchase, sale, shorting, or closing out a short (e.g., wrong CUSIP number); (ii) provide the correct amount or percentage of the Fund’s investment portfolio for a particular security or financial instrument; (iii) accurately identify the type of transaction (e.g., buy, rather than short); or (iv) provide a particular recommendation to the Adviser in a timely manner (collectively, “Update Failures”).

14.2.

The Sub-Adviser shall indemnify the Trust, each Fund, the Adviser and each of their respective affiliates, agents, control persons, directors, members of the Board, officers, employees and shareholders (the “Adviser Indemnified Parties”) against, and hold them harmless from, any costs, expense, claim, loss, liability, judgment, fine, settlement or damage (including reasonable legal and other expenses) (collectively, “Losses”) arising out of any claim, demands, actions, suits or proceedings (civil, criminal, administrative or investigative) asserted or threatened to be asserted by any third party (collectively, “Proceedings”) in so far as such Loss (or actions with respect thereto) arises out of or is based upon: (i) any material misstatement or omission of a material fact in information regarding the Sub-Adviser furnished in writing to the Adviser by the Sub-Adviser for use in the Registration Statement, proxy materials or reports filed with the SEC; (ii) the willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties of the Sub-Adviser in the performance of its duties under this Agreement (collectively, “Sub-Adviser Disabling Conduct”); or (iii) Update Failures.

14.3.

Notwithstanding anything to the contrary contained herein, the Sub-Adviser, its affiliates and their respective agents, control persons, directors, partners, officers, employees, supervised persons and access persons shall not be liable to, nor shall they have any indemnity obligation to, the Adviser, its officers, directors, agents, employees, controlling persons or shareholders or to a Fund, Trust or their shareholders for: (i) any material misstatement or omission of a material fact in a Fund’s Prospectus, registration statement, proxy materials or reports filed with the SEC, unless and to the extent such material misstatement or omission was made in reliance upon, and is consistent with, the information furnished to the Adviser by the Sub-Adviser specifically for use therein; (ii) any action taken or failure to act in good faith reliance upon (A) information, instructions or requests, whether oral or written, with respect to a Fund made to the Sub-Adviser by a duly authorized officer of the Adviser or the Trust; (B) the advice of counsel to the Trust; or (C) any written instruction of the Board; or (iii) acts of the Sub-Adviser which result from or are based upon acts or omissions of the Adviser, including, but not limited to, a failure of the Adviser to provide accurate and current information with respect to any records maintained by Adviser, which records are not also maintained by the Sub-Adviser; provided, however, that the limitations on the Sub-Adviser’s liability and indemnification obligations described in (i) through (iii) above shall not apply with respect to, and to the extent, any portion of liability is attributable to Sub-Adviser Disabling Conduct.

14.4.

The Sub-Adviser shall not be deemed by virtue of this Agreement to have made any representation or warranty that any level of investment performance or level of investment results, either relative or absolute, will be achieved.

14.5.	For the avoidance of doubt, neither Fund shareholders nor the members of the Board shall be personally liable under this Agreement.

14.6.

The Adviser shall indemnify the Sub-Adviser and each of its respective affiliates, agents, control persons, directors, officers, employees and shareholders (the “Sub-Adviser Indemnified Parties”) against, and hold them harmless from, any

Losses arising out of any Proceedings in so far as such Loss (or actions with respect thereto) arises out of or is based upon: (i) any material misstatement or omission of a material fact in information regarding the Adviser furnished by or on behalf of the Adviser in writing for use in the Registration Statement, proxy materials or reports filed with the SEC; or (ii) the willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties of the Adviser in the performance of its duties under this Agreement (collectively, “Adviser Disabling Conduct”).

14.7.

Notwithstanding anything to the contrary contained herein, the Adviser, its affiliates and their respective agents, control persons, directors, partners, officers, employees, supervised persons and access persons shall not be liable to, nor shall they have any indemnity obligation to, any Sub-Adviser Indemnified Parties for: (i) any material misstatement or omission of a material fact in a Fund’s Prospectus, registration statement, proxy materials or reports filed with the SEC, unless and to the extent such material misstatement or omission was made in reliance upon, and is consistent with, the information furnished to the Adviser by or on behalf of the Sub-Adviser specifically for use therein; (ii) any action taken or failure to act in good faith reliance upon acts or omissions of the Sub-Adviser which result from or are based upon acts or omissions of the Sub-Adviser, including, but not limited to, a failure of the Sub-Adviser to provide accurate and current information with respect to any records maintained by Sub-Adviser; provided, however, that the limitations on the Adviser’s liability and indemnification obligations described in this Section 14.7 shall not apply with respect to, and to the extent, any portion of liability that is attributable to Adviser Disabling Conduct.

14.8.

The Sub-Adviser shall not be deemed by virtue of this Agreement to have made any representation or warranty that any level of investment performance or level of investment results, either relative or absolute, will be achieved.

15.	Term/Approval/Amendments.

15.1.

This Agreement shall become effective with respect to a Fund as of a mutually agreed upon date following approval: (i) by a vote of the Board, including a majority of those trustees of the Trust who are not “interested persons” (as defined in the 1940 Act) of any party to this Agreement (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval (or in another manner permitted by the 1940 Act or pursuant to exemptive relief therefrom), and (ii) by vote of a majority of the Fund’s outstanding securities (to the extent required under the 1940 Act). This Agreement shall continue in effect with respect to a Fund for an initial period of two years thereafter, and may be renewed annually thereafter only so long as such renewal and continuance is specifically approved at least annually by the Board provided that in such event such renewal and continuance shall also be approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval (or in another manner permitted by the 1940 Act or pursuant to exemptive relief therefrom).

15.2.

No material amendment to this Agreement shall be effective unless the terms thereof have been approved as required by the 1940 Act. The modification of any of the non-material terms of this Agreement may be approved by the vote, cast in person at a meeting called for such purpose (or in another manner permitted by the 1940 Act or pursuant to exemptive relief therefrom), of a majority of the Independent Trustees.

15.3.

In connection with such renewal or amendment, the Sub-Adviser shall furnish such information as may be reasonably necessary by the Adviser or the Board to evaluate the terms of this Agreement and any amendment thereto.

15.4.

This Agreement may be terminated at any time, without the payment of any penalty, by the Board, including a majority of the Independent Trustees, by the vote of a majority of the outstanding voting securities of a Fund, on sixty (60) days’ written notice to the Adviser and the Sub-Adviser, or by the Adviser or Sub-Adviser on sixty (60) days’ written notice to the Trust and the other party. This Agreement will automatically terminate, without the payment of any penalty, in the event the Primary Investment Advisory Agreement between the Adviser and the Trust is assigned (as defined in the 1940 Act) or terminates for any other reason. This Agreement will also terminate upon written notice to the other party that the other party is in material breach of this Agreement, unless the other party in material breach of this Agreement cures such breach to the reasonable satisfaction of the party alleging the breach within thirty (30) days after written notice. This Agreement will also automatically terminate in the event of its assignment (as defined in the 1940 Act) unless the parties hereto, by agreement, obtain an exemption from the SEC from the provisions of the 1940 Act pertaining to the subject matter of this subsection. If the Sub-Adviser enters into a definitive agreement that would result in an assignment (as defined in Section 2(a)(4) of the 1940 Act) of this Agreement by the Sub-Adviser, the Sub-Adviser agrees to give the Trust and the Adviser the lesser of sixty days’ written notice and such notice as is reasonably practicable before consummating the transaction.

16.	Use of the Sub-Adviser’s Name.

16.1.

The parties agree that the name of the Sub-Adviser, the names of any affiliates of the Sub-Adviser and any derivative or logo or trademark or service mark or trade name are the valuable property of the Sub-Adviser and its affiliates. The Adviser and the Trust shall have the right to use such name(s), derivatives, logos, trademarks or service marks or trade names only with the prior written approval of the Sub-Adviser, which approval shall not be unreasonably withheld or delayed so long as this Agreement is in effect.

16.2.

Upon termination of this Agreement, the Adviser and the Trust shall forthwith cease to use such name(s), derivatives, logos, trademarks or service marks or trade names. The Adviser and the Trust agree that they will review with the Sub-Adviser any advertisement, sales literature, or notice prior to its use that makes reference to the Sub-Adviser or its affiliates or any such name(s), derivatives, logos, trademarks, service marks or trade names so that the Sub-Adviser may review the context in which it is referred to, it being agreed that the Sub-Adviser shall have no responsibility to ensure the adequacy of the form or content of such materials for purposes of the 1940 Act or other applicable laws and regulations. If the Adviser or the Trust makes any unauthorized use of the Sub-Adviser’s names, derivatives, logos, trademarks or service marks or trade names, the parties acknowledge that the Sub-Adviser shall suffer irreparable harm for which monetary damages may be inadequate and thus, the Sub-Adviser shall be entitled to injunctive relief, as well as any other remedy available under law.

17.

Nonpublic Personal Information. Notwithstanding any provision herein to the contrary, the Sub-Adviser agrees on behalf of itself and its directors, shareholders, officers, and employees (1) to treat confidentially and as proprietary information of the Adviser and the Trust (a) all records and other information relative to each Fund’s prior, present, or potential shareholders (and clients of said shareholders) and (b) any Nonpublic Personal Information, as defined under Section 248.3(t) of Regulation S-P (“Regulation S-P”), promulgated under the Gramm-Leach-Bliley Act (the “G-L-B Act”), and (2) except after prior notification to and approval in writing by the Adviser or the Trust, not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, or as otherwise permitted by Regulation S-P or the G-L-B Act, and if in compliance therewith, the privacy policies adopted by the Trust and communicated in writing to the Sub-Adviser. Such written approval shall not be unreasonably withheld by the Adviser or the Trust and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt or other proceedings for failure to comply after being requested to divulge such information by duly constituted authorities.

18.

Anti-Money Laundering Compliance. The Sub-Adviser acknowledges that, in compliance with the Bank Secrecy Act, as amended, the USA PATRIOT Act, and any implementing regulations thereunder (together, “AML Laws”), the Trust has adopted an Anti-Money Laundering Policy. The Sub-Adviser agrees to comply with the Trust’s Anti-Money Laundering Policy and the AML Laws, as the same may apply to the Sub-Adviser, now and in the future. The Sub-Adviser further agrees to provide to the Trust, the Trust’s administrator, sub-administrator and/or the Trust’s anti-money laundering compliance officer such reports, certifications and contractual assurances as may be reasonably requested by the Trust. The Trust may disclose information regarding the Sub-Adviser to governmental and/or regulatory or self-regulatory authorities to the extent required by applicable law or regulation and may file reports with such authorities as may be required by applicable law or regulation.

19.           Notices. Any notice required or permitted to be given by either party to the other shall be in writing and shall be deemed to have been given on the date delivered personally or by courier service, or three days after sent by registered or certified mail, postage prepaid, return receipt requested, or on the date sent and confirmed received by facsimile transmission to the other party’s address set forth below, or such other address(es) as may be specified in writing by one party to the other party.

Notices to Adviser shall be sent to:

Tidal Investments LLC

234 West Florida Street, Suite 203

Milwaukee, Wisconsin 53204

Attn: Chief Executive Officer

Notices to Sub-Adviser shall be sent to:

Impact Shares Corp

5950 Berkshire Lane

Suite 1420

Dallas, Texas 75225

Attn: President

Notices to the Trust shall be sent to

Impact Shares Trust I

C/O Impact Shares Corp

5950 Berkshire Lane

Suite 1420

Dallas, Texas 75225

Attn: President

20.        Successors. This Agreement shall extend to and bind the heirs, executors, administrators and successors of the parties hereto.

21.        Meanings. For the purposes of this Agreement, the terms “vote of a majority of the outstanding voting securities;” “interested persons;” and “assignment” shall have the meaning defined in the 1940 Act or the rules promulgated thereunder; subject, however, to such exemptions as may be granted by the SEC under the 1940 Act or any interpretations of the SEC staff.

22.        Entire Agreement and Amendments. This Agreement represents the entire agreement among the parties with regard to the investment management matters described herein and may not be added to or changed orally and may not be modified or rescinded except by a writing signed by the parties hereto except as otherwise noted herein.

23.        Enforceability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. Where the effect of a requirement of the 1940 Act reflected in or contemplated by any provisions of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

24.        Jurisdiction. This Agreement shall be governed by and construed in accordance with the substantive laws of the state of New York and the Trust, the Adviser and Sub-Adviser consent to the jurisdiction of courts, both state and federal, in New York, with respect to any dispute under this Agreement.

25.        Section Headings. The headings of sections contained in this Agreement are provided for convenience only, form no part of this Agreement and shall not affect its construction.

26.        Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have this Agreement to be executed by their duly authorized officers on the day and year first written above.

TIDAL INVESTMENTS LLC

By:
Name:
Title:

IMPACT SHARES CORP

By:
Name:
Title:

IMPACT SHARES TRUST I

By:
Name:
Title:

Schedule A

Fund Name	Sub- Advisory Fee	Effective Date	Trading Authority	Proxy Voting Authority

Impact Shares NAACP Minority Empowerment ETF	1bps.	[ ]	[ ] Fully Discretionary [ ] Partially Discretionary [ ] Non-Discretionary	[ ] Full [ ] Advisory [ ] None

Appendix D

Outstanding Shares

The following sets forth the total shares outstanding for the Fund as of September 15, 2023:

Impact Shares NAACP Minority Empowerment ETF: 1,250,000 shares

D-1

Appendix E

Beneficial Owners of 5% or More of the Fund

As of November 15, 2023, to ISC’s knowledge there were no beneficial owners of 5% or more of the outstanding shares of the Fund.

E-1

VOTE BY MAIL 1. Read the proxy statement. 2. Check the appropriate box(es) on the reverse side of the proxy card. 3. Sign, date and return the proxy card in the envelope provided.

VOTE ONLINE 1. Read the proxy statement and have the proxy card at hand. 2. Follow the simple instructions.

VOTE BY PHONE 1. Read the proxy statement and have the proxy card at hand. 2. Follow the simple instructions.

Please detach at perforation before mailing.
– – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – –

IMPACT SHARES NAACP MINORITY EMPOWERMENT ETF (the “NAACP Fund”)

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD JANUARY 25, 2024

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE NAACP FUND

The undersigned hereby appoints each of Ethan K. Powell and Donald J. Guiney, as Proxy of the undersigned, with full power of substitution, and hereby authorizes either of them to vote on behalf of the undersigned all shares of the NAACP Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the NAACP Fund to be held at 10:00 a.m. Central Time, on January 25, 2024 at the Trust’s offices located at 5950 Berkshire Lane, Suite 1420, Dallas, Texas 75225 and at any postponements or adjournments thereof, as fully as the undersigned would be entitled to vote if personally present. This proxy will be governed by and construed in accordance with the laws of the State of Delaware and applicable federal securities laws. The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with the laws of the State of Delaware and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares subject hereto. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.

CONTROL NUMBER

AUTHORIZED SIGNATURE(S)
This section must be completed for your vote to be counted.

Signature(s) and Title(s), if applicable	Sign in the box above
Date

Note: Please sign exactly as your name(s) appear(s) on this proxy card. If signing for estates, trusts, or other fiduciaries, your title or capacity should be stated and where mor than one name appears, a majority must sign. If shares are held jointly, one or more joint owners should sign personally. If a corporation, the signature should be that of an authorized officer who should state his or her title.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to be held on January 25, 2024.

The Proxy Statement for this Meeting is available at: https://proxyvotinginfo.com/p/NACP2024

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

PLEASE CAST YOUR VOTE TODAY!

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

This proxy is solicited on behalf of the Board of Trustees of the NAACP Fund. It will be voted as specified.

If no specification is made, this proxy shall be voted FOR the proposals.

Please detach at perforation before mailing.
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If any other matters properly come before the Meeting to be voted on, the proxy holders may, in their discretion,

vote upon any other matters as may properly come before the Special Meeting and any adjournments or postponements thereof.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSALS.

TO VOTE, MARK BOX(ES) BELOW IN BLUE OR BLACK INK AS FOLLOWS:  ☒

		FOR	AGAINST	ABSTAIN
1.	Approve a new Investment Advisory Agreement between the Trust and Tidal Investments LLC, formerly named Toroso Investments, LLC (“Tidal”), on behalf of the NAACP Fund;	☐	☐	☐
		FOR	AGAINST	ABSTAIN
2.	Approve an Amendment to the Amended and Restated Investment Advisory Agreement between the Trust and Impact Shares Corp. (“ISC”), on behalf of the NAACP Fund.	☐	☐	☐

3.	To transact such other business, if any, as may properly come before the Meeting.

YOUR SIGNATURE ON THIS VOTING /VOTING INSTRUCTION CARD IS REQUIRED FOR YOUR VOTE TO BE COUNTED. IF YOU ARE NOT VOTING BY TELEPHONE OR INTERNET, PLEASE BE SURE TO SIGN, DATE, AND RETURN ALL PAGES OF THIS CARD IN THE ENCLOSED ENVELOPE